UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary proxy statement
[ ]	Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))
[X]	Definitive proxy statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to /section/240.14a-11(c) or /section/240.14a-12

IMAGING3, INC.
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[X]	No fee required.

[ ]	Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Proposed maximum aggregate value of transaction:
(4)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date:
(5)	Filed:

IMAGING3, Inc.

3022 North Hollywood Way

Burbank, CA 91505

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, NOVEMBER 16, 2017

You are cordially invited to attend our annual meeting of stockholders, which will be held on Thursday November 16, 2017, at 10 a.m. PST at: our executive offices located at 3022 North Hollywood Way, Burbank, CA 91505. The special meeting is being held for the following purposes:

1.	To approve an amendment to our articles of incorporation to effect a reverse stock split of all of the outstanding shares of our common stock, no par value (“Common Stock”) at a ratio of not less than 1-8 and not greater than 1-for-30, with the exact ratio to be established at the discretion of our board of Directors;

2.	To change IGNG-CA’s state of incorporation from California to Delaware (such surviving entity referred to herein as “IGNG-DE”);

3.	To transact other business that may properly come before the annual meeting or any adjournment or postponement of the meeting.

Only stockholders of record at the close of business on September 18, 2017 are entitled to vote at our annual meeting. A list of stockholders entitled to vote will be available for examination for ten days prior to the annual meeting, between the hours of 9:00 a.m. and 4:00 p.m., at the offices Imaging3, Inc., 3022 North Hollywood Way, Burbank, CA 91505.

Your vote is important. We urge you to sign and return your proxy before the annual meeting so that your shares will be represented and voted at the annual meeting, even if you cannot attend.

By Order of the Board of Directors,

/s/ Dane Medley
Dane Medley
Chairman and President

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Imaging3, Inc.

Proxy STATEMENT

GENERAL

This proxy statement is being furnished to our stockholders in connection with the solicitation by our Board of Directors of proxies to be voted at our special meeting of stockholders on Thursday November 16, 2017. You are requested to vote on the proposals described in this proxy statement.

Our principal executive offices are located at 3022 North Hollywood Way, Burbank, CA 91505; telephone: (713) 821-3157.

This proxy statement, and the proxy card are being distributed on or about October 9, 2017.

STOCKHOLDER APPROVAL

Pursuant to this proxy statement, we are soliciting proxies to be voted at the annual meeting. The annual meeting will be held to consider and vote on the following proposals:

1.	To approve an amendment to our certificate of incorporation to effect a reverse stock split of all of the outstanding shares of our common stock, no par value (“Common Stock”) at a ratio of not less than 1-8 and not greater than 1-for-30, with the exact ratio to be established at the discretion of our board of Directors;

2.	To change IGNG-CA’s state of incorporation from California to Delaware (such surviving entity referred to herein as “IGNG-DE”); and

3.	To transact other business that may properly come before the annual meeting or any adjournment or postponement of the meeting.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE SPECIAL MEETING

Q: Why am I receiving these materials?

A: Our Board of Directors has delivered printed proxy materials to you, in connection with the solicitation of proxies for use at Imaging3 Inc.’s Special Meeting of Stockholders, which will take place on Thursday November 16, 2017 at 10 a.m. PST, at our executive offices located at 3022 North Hollywood Way, Burbank, CA 91505. As a stockholder, you are invited to attend the Special Meeting and are requested to vote on the items of business described in this proxy statement.

Q: What information is contained in this proxy statement?

A: The information in this proxy statement relates to the proposals to be voted on at the Special Meeting.

Q: I share an address with another stockholder and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A: We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the proxy materials and the 2014 Annual Report to Stockholders to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the proxy materials, stockholders may write or email us at the following address:

Imaging3, Inc.

3022 North Hollywood Way

Burbank, CA 91505

Attention: Secretary

Stockholders who hold shares in street name (as described below) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

Q: What items of business will be voted on at the Annual Meeting?

A: The items of business scheduled to be voted on at the Annual Meeting are:

●	To approve an amendment to our certificate of incorporation to effect a reverse stock split of all of the outstanding shares of our common stock, no par value (“Common Stock”) at a ratio of not less than 1-8 and not greater than 1-for-30, with the exact ratio to be established at the discretion of our board of Directors;

●	To change IGNG-CA’s state of incorporation from California to Delaware (such surviving entity referred to herein as “IGNG-DE”)

We will also consider any other business that properly comes before the Special Meeting.

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Q: How does the Board of Directors recommend that I vote?

A: Our Board of Directors recommends that you vote your shares:

●	“FOR” the amendment to our articles of incorporation to effect a reverse stock split of all of the outstanding shares of our Common Stock at a ratio of not less than 1-8 and not greater than 1-for-30, with the exact ratio to be established at the discretion of our board of directors.

●	“FOR” the change of our state of incorporation from California to Delaware.

Q: What shares can I vote?

A: Each share of common stock issued and outstanding as of the close of business on the Record Date for the Special Meeting of Stockholders is entitled to be voted on all items being voted on at the Special Meeting. The common stock vote together as a single class You may vote all shares owned by you as of the Record Date, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee. On the Record Date we had 295,443,077 shares of common stock issued and outstanding.

Q: How many votes am I entitled to per share?

A: Each holder of shares of common stock is entitled to one vote for each share of common stock held as of the Record Date. Accordingly, there are 295,443,077 votes on the Record Date.

Q: What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A: Most stockholders hold their shares as a beneficial owner through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, VStock Transfer LLC, you are considered, with respect to those shares, the stockholder of record, and the proxy materials was sent directly to you by Imaging3. As the stockholder of record, you have the right to grant your voting proxy directly to Imaging3 or to vote in person at the Special Meeting. If you requested to receive printed proxy materials, Imaging3 has enclosed or sent a proxy card for you to use. You may also vote on the internet or by telephone, as described below under the heading “How can I vote my shares without attending the Special Meeting?”

Beneficial Owner

If your shares are held in an account at a brokerage firm, bank, broker-dealer, trust, or other similar organization, like the vast majority of our stockholders, you are considered the beneficial owner of shares held in street name, and the written proxy materials were forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee, or nominee how to vote your shares, and you are also invited to attend the Special Meeting.

Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the meeting. If you do not wish to vote in person or you will not be attending the Special Meeting, you may vote by proxy. You may vote by proxy over the internet or by telephone, as described in the Notice and below under the heading “How can I vote my shares without attending the Special Meeting?”

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Q: How can I contact Imaging3 transfer agent?

A: Contact our transfer agent by either writing to 18 Lafayette Place Woodmere, NY 11598, or by telephone to 212-828-8436.

Q: How can I attend the Special Meeting?

A: You are entitled to attend the Special Meeting only if you were an Imaging3 stockholder as of the Record Date or you hold a valid proxy for the Special Meeting. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. You must present photo identification for admittance. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you must also provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to September 18, 2017, a copy of the voting instruction card provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership.

If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Special Meeting. For security reasons, you and your bags will be subject to search prior to your admittance to the meeting.

Please let us know if you plan to attend the meeting by marking the appropriate box on the enclosed proxy card, if you requested to receive printed proxy materials, or, if you vote by telephone or internet, by indicating your plans when prompted.

The meeting will begin promptly at 10 a.m., PST. Check-in will begin at 9 a.m., PST, and you should allow ample time for the check-in procedures.

Q: How can I vote my shares in person at the Special Meeting?

A: Shares held in your name as the stockholder of record may be voted by you in person at the Special Meeting. Shares held beneficially in street name may be voted by you in person at the Special Meeting only if you obtain a legal proxy from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Special Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

Q: How can I vote my shares without attending the Special Meeting?

A: Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Special Meeting. If you are a stockholder of record, you may vote by proxy. You can vote by proxy over the internet by following the instructions provided in the printed proxy materials, you can also vote by mail or telephone pursuant to instructions provided on the proxy card. If you hold shares beneficially in street name, you may also vote by proxy over the internet by following the instructions provided in the printed proxy materials, you can also vote by telephone or mail by following the voting instruction card provided to you by your broker, bank, trustee, or nominee.

Q: Can I change my vote or revoke my proxy?

A: You may change your vote at any time prior to the taking of the vote at the Special Meeting. If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to Imaging3’ Corporate Secretary at Imaging3, Inc., 3022 North Hollywood Way, Burbank, CA 91505 prior to your shares being voted, or (3) attending the Special Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee, or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee, or nominee giving you the right to vote your shares, by attending the Special Meeting and voting in person.

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Q: Is my vote confidential?

A: Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Imaging3 or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to Imaging3 management.

Q: How many shares must be present or represented to conduct business at the Special Meeting?

A: The quorum requirement for holding the Special Meeting and transacting business is that holders of a majority of the voting power of the issued and outstanding common stock of Imaging3 as of the Record Date. 148,016,982 shares must be present in person or represented by proxy. Both abstentions and broker non-votes (described below) are counted for the purpose of determining the presence of a quorum.

Q: How are votes counted?

A: For all items of business, you may vote “FOR,” “AGAINST,” or “ABSTAIN.” If you elect to “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.”

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If no instructions are indicated, the shares will be voted as recommended by the Board of Directors.

Q: What is the voting requirement to approve each of the proposals?

A: The approval of the following proposals requires the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy and entitled to vote on them at the Special Meeting: (1) the amendment to our articles of incorporation to effect a reverse stock split of all of the outstanding shares of our Common Stock at a ratio of not less than 1-8 and not greater than 1-for-30, with the exact ratio to be established at the discretion of our board of directors and (2) the change of our state of incorporation from California to Delaware.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. All of the matters scheduled to be voted on at the Special Meeting are “non-routine.”. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered votes cast on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained.

Abstentions are considered votes cast and thus will have the same effect as votes against each of the matters scheduled to be voted on at the Special Meeting, except the proposal to determine the frequency of future stockholder advisory votes regarding compensation awarded to named executive officers. Abstentions will have no effect on the outcome of that proposal.

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Please note that the rules regarding how brokers may vote your shares have changed. Brokers may no longer vote your shares on the election of directors or on executive compensation matters in the absence of your specific instructions as to how to vote so we encourage you to provide instructions to your broker regarding the voting of your shares.

Q: Who will serve as inspector of elections?

A: The inspector of elections will be our corporate Secretary.

Q: Who will bear the cost of soliciting votes for the Special Meeting?

A: We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials and/or vote over the internet, you are responsible for internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities.

Q: Where can I find the voting results of the Special Meeting?

A: We will disclose voting results on a Form 8-K filed with the SEC within four business days after the Special Meeting, which will also be available on our website.

Imaging3, Inc.

Attn: Corporate Secretary

3022 North Hollywood Way

Burbank, CA 91505

* * * * *

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COMMON STOCK OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of September 18, 2017 by the following persons:

●	each person who is known to be the beneficial owner of more than five percent (5%) of our issued and outstanding shares of common stock;

●	each of our directors and executive officers; and

●	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. The number of shares and the percentage beneficially owned by each individual listed above include shares that are subject to options held by that individual that are immediately exercisable or exercisable within 60 days from September 18, 2017, and the number of shares and the percentage beneficially owned by all officers and directors as a group includes shares subject to options held by all officers and directors as a group that are immediately exercisable or exercisable within September 18, 2017.

Name and Address (1)	Number of Common Shares Beneficially Owned		Percentage Owned (2)
5% Stockholders
Daniel C. Tronson (3)	15,676,707		5.31%
Directors and Executive Officers
Dane Medley	6,086,981	(4)	2.03%
Xavier Aguilera	6,003,008	(5)	2.00%
Art Lu	—		—
Richard King	—		—
All directors and officers as a group (4 persons)	12,089,989		3.98%

*Less than 1%

(1)	Unless otherwise noted, the address is 3022 North Hollywood Way, Burbank, CA 91505.

(2)	Based on 295,443,077 common shares issued and outstanding. Holders of our common stock are entitled to one vote per share, for a total of 295,443,077 votes.

(3)	The address is 1902 Via Justino, San Dimas, CA 91773.

(4)	Includes 4,000,000 shares subject to presently exercisable options.

(5)	Includes 2,000,000 shares held under a trust under which Mr. Aguilera is the trustee. Also includes 4,000,000 shares subject to presently exercisable options.

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PROPOSAL NO. 1

APPROVAL OF AMENDMENT OF OUR ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK AT A RATIO OF NOT LESS THAN 1-FOR-8 AND NOT GREATER THAN 1-FOR-30, WITH THE EXACT RATIO TO BE DETERMINED BY OUR BOARD OF DIRECTORS

Introduction

Our Board has unanimously adopted a resolution declaring advisable, and recommending to our stockholders for their approval, an amendment to Article III of our articles of incorporation authorizing a reverse stock split of all of the outstanding shares of our Common Stock at a ratio of not less than 1-for-8 and not greater than 1-for-30, with the exact ratio to be established at the discretion of the Board (a “Reverse Stock Split”), and granting the Board the discretion to file a certificate of amendment to our articles of incorporation with the Secretary of State of the State of California. The form of the proposed amendment is attached to this proxy statement as Appendix A (the “Reverse Stock Split Amendment”).

If this Proposal is approved, the Board would have the sole discretion to elect to effect the Reverse Stock Split, or not to effect the Reverse Stock Split if they concluded it was not in the best interest of the stockholders of the Company. Providing this authority to the Board rather than mere approval of an immediate Reverse Stock Split, as well as the availability of a range of Reverse Stock Split ratios, gives the Board flexibility to react to market conditions and act in the best interests of the Company and our stockholders. The Company believes that giving the Board the authority, but not the mandate, to execute the Reverse Stock Split will provide it with the flexibility to implement the Reverse Stock Split, if it does at all, in a ratio and at a time that it believes would be advantageous for the Company and its stockholders. In determining which Reverse Stock Split ratio to implement, the Board may consider, among other things, factors such as:

●	the previous approval by our shareholders to grant the Board authority to effect a Reverse Stock Split;

●	the historical trading price and trading volume of our Common Stock;

●	the number of shares of our Common Stock outstanding;

●	the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;

●	the likely effect on the market price of our Common Stock; and

●	prevailing general market and economic conditions.

If the Board determines to effect the Reverse Stock Split, the Company would file an amendment to our articles of incorporation with the California Secretary of State, which would be substantially in the form of the Reserve Stock Split Amendment attached to this proxy statement as Annex A. The Company would also obtain a new CUSIP number for the Common Stock at the time of the Reverse Stock Split. The Company must provide the Financial Industry Regulatory Authority with at least ten (10) calendar days advance notice of the record date of the Reverse Stock Split in compliance with Rule 10b-17 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

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Effective Time of the Reverse Split

It is currently contemplated that the Board will determine the exact size of the Reverse Split and effectuate the same immediately prior to consummating the Reincorporation discussed in Proposal 2 below. Accordingly, it is currently contemplated that the Reverse Stock Split will become effective in or about the last week of November 2017. The Reverse Stock Split will become effective when articles of amendment to our articles of incorporation is filed with the California Secretary of State, which would be substantially in the form of the Reverse Stock Split Amendment attached to this proxy statement as Annex A. On the effective date of the Reverse Stock Split, shares of Common Stock issued and outstanding immediately prior thereto will be combined and converted, automatically and without any action on the part of the stockholders, into new shares of Common Stock in accordance with the Reverse Stock Split ratio determined by the Board.

Purpose

The purpose of the proposed Reverse Stock Split is to decrease the total number of shares of our Common Stock outstanding and increase the market price and liquidity of our Common Stock. The Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and is likely to improve the trading price of our Common Stock. We believe that the Reverse Stock Split should be a substantial basis for achieving the stock bid price necessary for a national stock market listing. However, following the Reverse Stock Split (if implemented), there can be no assurance that the market price of our Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split or that the market price of the post-split Common Stock can be maintained. If the trading price of our Common Stock increases without the Reverse Stock Split, the Board may use its discretion not to implement the Reverse Stock Split.

We have not proposed the Reverse Stock Split in response to any effort of which we are aware to accumulate our Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders. The Board does not intend for any of these transactions to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

We do not believe that our officers or directors have interests in the Proposal that are different from or greater than those of any other of our stockholders.

If the Board ultimately determines to effect the Reverse Stock Split, no action on the part of the stockholders is required. The Board may determine to delay the Reverse Stock Split or determine not to effect the Reverse Stock Split at all.

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Effects of the Reverse Stock Split

After the effective date of a proposed Reverse Stock Split, each stockholder will own a reduced number of shares of Common Stock. As of September 18, 2017, approximately 295,443,077 Common Stock were issued and outstanding. The table below shows, as of the Record Date, the number of outstanding shares of Common Stock (excluding treasury shares) that would result from the Reverse Stock Split ratios (without giving effect to the treatment of fractional shares):

Reverse Stock Split Ratio	Approximate Number of Outstanding Shares of Common Stock Following the Reverse Stock Split	Percent Reduction in Number of Outstanding Shares of Common Stock Following the Reverse Stock Split

1-for-8	36,930,385	87.50%
1-for-10	29,544,308	90.00%
1-for-15	19,696,205	93.33%
1-for-20	14,772,154	95.00%
1-for-25	11,817,723	96.00%
1-for-30	9,848,103	96.67%

*Share amounts listed above reflect amounts outstanding on the Record Date for the Special Meeting. Actual share amounts outstanding after the split will be reflective of the outstanding shares on a Record Date (if any) for the Reverse Split if and when implemented by the Board of Directors.

If implemented, the number of shares of our Common Stock owned by each of our stockholders will be reduced by the same proportion as the reduction in the total number of shares of our Common Stock outstanding. The Reverse Stock Split will affect all common stockholders uniformly and will not affect any stockholders’ percentage interest in the Company (except for stockholders receiving one whole share for a fractional share interest). Neither the authorized but unissued shares of Common Stock nor the par value for our Common Stock will adjust as a result of the Reverse Stock Split. None of the rights currently accruing to holders of our Common Stock will be affected by the Reverse Stock Split. The Reverse Stock Split will also not affect the ability of the Board to designate preferred stock, and the par value and authorized shares of the Company’s preferred stock will not be adjusted as a result of the Reverse Stock Split.

Stockholders should also recognize that once the Reverse Stock Split is effected, they will own a fewer number of shares than they currently own (a number equal to the number of shares owned immediately prior to the Reverse Stock Split divided by a number between 8 and 30). While we expect that the Reverse Stock Split will result in an increase in the per share price of our Common Stock, the Reverse Stock Split may not increase the per share price of our Common Stock in proportion to the reduction in the number of shares of our Common Stock outstanding. It also may not result in a permanent increase in the per share price, which depends on many factors, including our performance, prospects and other factors that may be unrelated to the number of shares outstanding. The history of similar reverse stock split for companies in similar circumstances is varied. We cannot predict the effect of the Reverse Stock Split upon the market price over an extended period and, in some cases, the market value of a company’s common stock following a reverse stock split declines.

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Once the Reverse Stock Split is effected and should the per-share price of our Common Stock decline, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the liquidity of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.

Further, an effect of the existence of authorized but un-issued capital stock may be to enable the Board to render more difficult or to discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest, or otherwise, and thereby to protect the continuity of the Company’s management. If, in the due exercise of its fiduciary obligations, for example, the Board were to determine that a takeover proposal was not in the Company’s best interests, such shares could be issued by the Board without stockholder approval in one or more private placements or other transactions that might prevent, or render more difficult or costly, completion of the takeover transaction by diluting the voting or other rights of the proposed acquirer or insurgent stockholder or stockholder group, by creating a substantial voting block in institutional or other hands that might undertake to support the position of the incumbent board of directors, by effecting an acquisition that might complicate or preclude the takeover, or otherwise. The Company does not have any current plans, proposals, or arrangements to propose any amendments to its amended and restated certificate of incorporation or its bylaws that would have a material anti-takeover effect.

Moreover, as a result of the Reverse Stock Split, some stockholders may own less than 100 shares of the Common Stock. A purchase or sale of less than 100 shares, known as an “odd lot” transaction, may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than 100 shares following the Reverse Stock Split may be required to pay higher transaction costs if they sell their shares of Common Stock.

No fractional shares of post-Reverse Stock Split Common Stock will be issued to any stockholder. In lieu of any such fractional share interest, each holder of pre-Reverse Stock Split Common Stock who would otherwise be entitled to receive a fractional share of post-Reverse Stock Split Common Stock will in lieu thereof receive one full share upon surrender of certificates formerly representing pre-Reverse Stock Split Common Stock held by such holder.

Effects of the Reverse Stock Split on Outstanding Options and Warrants to Purchase Common Stock

If the Reverse Stock Split is effected, any outstanding options or warrants entitling their holders to purchase shares of our Common Stock will be proportionately changed by our Board in the same ratio as the reduction in the number of shares of outstanding Common Stock, except that any fractional shares resulting from such reduction will be rounded down to the nearest whole share to comply with the requirements of Code Section 409A. Correspondingly, the per share exercise price of such options or warrants will be increased in direct proportion to the Reverse Stock Split ratio determined by the Board, so that the aggregate dollar amount payable for the purchase of the shares subject to such securities will remain unchanged.

Effects of the Reverse Stock Split on Our 2014 Stock Plan

During 2014, the Company’s board of directors and stockholders approved and adopted the Company’s 2014 Stock Option Plan (the “Plan”). With respect to the number of shares reserved for issuance under our Plan, our Board will proportionately reduce such reserve in accordance with the terms of the Plan. As of September 18, 2017, there were 27,000,000 shares of Common Stock reserved for issuance under the Plan, of which 14,000,000 remained available for future awards, and following the Reverse Stock Split, if any, such reserve will be reduced in direct proportion to the Reverse Stock Split ratio determined by the Board.

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Appraisal Rights

No stockholder will have appraisal or dissenter’s rights with respect to the Reverse Stock Split.

Increase of Shares of Common Stock Available for Future Issuance

As a result of the Reverse Stock Split, there will be a reduction in the number of shares of our Common Stock issued and outstanding, resulting in an increase in the number of authorized shares that will be unissued and available for future issuance after the Reverse Stock Split. The Board will have the authority, subject to applicable securities laws and, to the extent applicable, securities exchange listing requirements, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate. The Company does not presently have any definitive agreement(s) to issue any shares of Common Stock available as a result of the Reverse Stock Split.

Holders of our Common Stock have no preemptive or other subscription rights.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split to U.S. holders (as defined below). This discussion is included for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to U.S. holders in light of their particular circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), and current Treasury regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion.

STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, OR FOREIGN TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT.

This discussion does not address tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, U.S. holders whose functional currency is not the U.S. dollar, partnerships (or other flow-through entities for U.S. federal income purposes and their partners or members), persons who acquired their shares in connection with employment or other performance of services, broker-dealers, foreign entities, nonresident alien individuals and tax-exempt entities. This summary also assumes that the shares of Common Stock are held as a “capital asset,” as defined in Section 1221 of the Code.

As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

●	an individual citizen or resident of the United States;

●	a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States or any political subdivision thereof;

●	an estate the income of which is subject to U.S. federal income tax regardless of its source; or

●	a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

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Pursuant to the Reverse Stock Split, each holder of our Common Stock outstanding immediately prior to the effectiveness of the Reverse Stock Split will become the holder of fewer shares of our Common Stock after consummation of the Reverse Stock Split.

Other than with respect to any stockholder that receives a full share for a fractional share, a stockholder generally will not recognize a gain or loss by reason of such stockholder’s receipt of post-Reverse Stock Split shares pursuant to the Reverse Stock Split solely in exchange for pre-Reverse Stock Split shares held by such stockholder immediately prior to the Reverse Stock Split. A stockholder’s aggregate tax basis in the post-Reverse Stock Split shares received pursuant to the Reverse Stock Split (including any fractional shares) will equal the stockholder’s aggregate basis in pre-Reverse Stock Split shares exchanged therefore and will be allocated among the post-Reverse Stock Split shares received in the Reverse Stock Split on a pro-rata basis. Stockholders who have used the specific identification method to identify their basis in the pre-Reverse Stock Split shares held immediately prior to the Reverse Stock Split should consult their own tax advisers to determine their basis in the post-Reverse Stock Split shares received in exchange therefor in the Reverse Stock Split. A stockholder’s holding period in the post-Reverse Stock Split shares received pursuant to the Reverse Stock Split will include the stockholder’s holding period in the pre-Reverse Stock Split shares surrendered in exchange therefore, provided the pre-Reverse Stock Split shares surrendered are held as capital assets at the time of the Reverse Stock Split.

A stockholder that receives a full share for a fractional share may be treated as though it received a distribution from the Company to the extent that the value of the full share exceeds the value of the fractional share the stockholder otherwise would have received. Such distribution would be a dividend to the extent of the Company’s current or accumulated earnings and profits. Any amount in excess of earnings and profits would reduce the shareholder’s basis in his or her shares by the amount of such excess. The portion of the full share in excess of the fractional share would have a basis equal to the amount recognized as a dividend and the holding period for such share would begin on the date of the deemed distribution. Stockholders should consult their own tax advisors to determine the consequences to them of receiving a full share in exchange for a fractional share.

No gain or loss will be recognized by us as a result of the Reverse Stock Split.

Accounting Matters

The proposed amendment to the Company’s amended and restated articles of incorporation to effect the Reverse Stock Split will not affect the par value of our Common Stock per share. As a result, on the effective date of the Reverse Stock Split, if any, the stated capital on our balance sheet will be reduced proportionately based on the Reverse Stock Split ratio, from its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding. In future financial statements, net income or loss per share and other per share amounts for periods ending before the Reverse Stock Split would be recast to give retroactive effect to the Reverse Stock Split. As described above under “Effects of the Reverse Stock Split on Outstanding Options and Warrants to Purchase Common Stock and on the Convertible Notes,” the per share exercise price of outstanding options and warrants would increase proportionately, and the number of shares of our Common Stock issuable upon the exercise of outstanding options and warrants would decrease proportionately, in each case based on the Reverse Stock Split ratio determined by the Board.

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Exchange Act Matters

Our Common Stock is currently registered under the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split, if implemented, will not affect the registration of our Common Stock under the Exchange Act or our reporting or other requirements thereunder. Our Common Stock is currently quoted on the OTC Markets under the symbol “IGNG”. Unless the Reverse Stock Split is done in connection with an initial listing on a national stock exchange, our Common Stock is expected to continue to be quoted on the OTC Markets. The CUSIP number for our Common Stock will also change in connection with the Reverse Stock Split and will be reflected on new certificates issued by the Company and in electronic entry systems.

Effect on Registered and Beneficial Stockholders

Upon the Reverse Stock Split, the Company intends to treat stockholders holding shares of our Common Stock in “street name” (that is, held through a bank, broker or other nominee) in the same manner as stockholders of record whose shares of Common Stock are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our Common Stock in “street name”; however, these banks, brokers or other nominees may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of our Common Stock with a bank, broker or other nominee, and have any questions in this regard, we encourage you to contact your nominee.

Effect on “Book-Entry” Stockholders of Record

The Company’s stockholders of record may hold some or all of their shares electronically in book-entry form. These stockholders will not have stock certificates evidencing their ownership of our Common Stock. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their accounts.

If you hold registered pre-Reverse Stock Split shares in a book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares in registered book-entry form, if applicable. A transaction statement will automatically be sent to your address of record as soon as practicable after the effective time of the Reverse Stock Split indicating the number of post-Reverse Stock Split shares you hold.

Exchange of Stock Certificates

Some stockholders of record hold their shares of our Common Stock in certificate form or a combination of certificate and book-entry form. If any of your shares of our Common Stock are held in certificate form, our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent. From and after the effective time of the Reverse Stock Split, any certificates formerly representing pre-Reverse Stock Split shares which are submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will be exchanged for certificates representing post-Reverse Stock Split shares.

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STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Required Vote

The approval of the amendment to our articles of incorporation to effect a reverse stock split of our common stock at a ratio of not less than 1-for-8 and not greater than 1-for-30, with the exact ratio to be determined by the board requires the affirmative “FOR” vote of a majority of the shares of common stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Unless marked to the contrary, proxies received will be voted “FOR” the proposal to amend our certificate of incorporation to effect a reverse stock split of our common stock at a ratio of not less than 1-for-8 and not greater than 1-for-30, with the exact ratio to be determined by the board.

Recommendation

Our Board of Directors recommends a vote FOR the proposal to approve the amendment to our articles of incorporation to effect a reverse stock split of our common stock at a ratio of not less than 1-for-8 and not greater than 1-for-30, with the exact ratio to be determined by the board.

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PROPOSAL 2

REINCORPORATION OF THE CORPORATION FROM THE STATE OF CALIFORNIA TO THE STATE OF DELAWARE

Introduction

Our Board has unanimously approved a resolution declaring advisable and recommending to our stockholders for their approval, a reincorporation of our domicile from California to Delaware. We have formed a wholly-owned Delaware subsidiary named Imaging3, Inc., which we refer to as “IGNG-DE” in this information statement. We will use the term “IGNG-CA” to refer to our existing California corporation. The reincorporation will be effected by a merger transaction in which IGNG-CA will be merged with and into IGNG-DE.

IGNG-DE, which was incorporated on September 21, 2017 for the sole purpose of effecting the merger, has not engaged in any business to date and has no assets.

The merger will not result in any change to the business, management, location of the principal executive offices or other facilities, capitalization, assets or liabilities of the company. IGNG-CA’s employee benefit arrangements will be continued by IGNG-DE upon the same terms and subject to the same conditions. In management’s judgment, no presently contemplated activities of the company will be either favorably or unfavorably affected in any material respect by the reincorporation. As stockholders of our company, however, you should be aware that the corporation law of Delaware and the corporation law of California differ in a number of significant respects, including differences pertaining to the rights of stockholders. We encourage you to carefully review the discussion of some of these differences under the heading “Significant Differences Between the Corporation Laws of California and Delaware.”

In the merger, each issued and outstanding share of IGNG-DE (all of which are owned by IGNG-CA) will be retired and canceled and each issued and outstanding share of common stock of IGNG-CA will be automatically converted into and become one share of common of IGNG-DE upon completion of the merger. Upon completion of the merger, IGNG-CA, as a corporate entity, will cease to exist, and IGNG-DE will continue to operate the business of the company. It will not be necessary for stockholders to exchange their existing stock certificates for stock certificates of IGNG-DE. A copy of the Agreement and Plan of Merger, which we refer to as the “merger agreement” in this proxy statement, is attached to this proxy statement as Appendix B.

We are currently governed by the California Corporations Code and our current articles of incorporation and bylaws. If the reincorporation is approved, we will be governed by the Delaware General Corporation Law and by a new certificate of incorporation and bylaws, which will result in certain changes in the rights of our stockholders as discussed below. Copies of the certificate of incorporation and bylaws of IGNG-DE are attached to this proxy statement as Appendices C and D, respectively.

The reincorporation of the company in Delaware will allow us to take advantage of certain provisions of the corporate laws of Delaware. The purposes and effects of the proposed transaction are summarized below.

The following is a summary of the reincorporation. Because it is a summary, it does not include all of the information regarding the reincorporation and is therefore qualified in its entirety by reference to the merger agreement, the certificate of incorporation of IGNG-DE, and the bylaws of IGNG-DE attached to this information statement as Appendices B, C, and D, respectively.

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Treatment of Stock Options and Warrants

Each option and warrant to purchase shares of common stock, of IGNG-CA outstanding immediately prior to the effective time of the reincorporation will, by virtue of the reincorporation and without any action on the part of the holder thereof, be converted into and become an option or warrant to purchase, upon the same terms and conditions, the same number of shares of IGNG-DE common stock. The exercise price per share of each of the options and warrants will be equal to the exercise price per share immediately prior to the effective time of the reincorporation.

Directors and Officers

The directors and officers of IGNG-CA at the effective time will be the directors and officers of IGNG-DE after the reincorporation

Effective Time of Reincorporation

Subject to the terms and conditions of the merger agreement, we intend to file, as soon as practicable on or after the date this Proposal is approved by our stockholders, appropriate articles of merger with the Secretary of State of California and a certificate of merger with the Secretary of State of Delaware. The reincorporation will become effective at the time the last of such filings is completed. It is presently contemplated that such filings will be made in or about the last week of November 2017. However, the merger agreement provides that the merger may be abandoned by the Board of Directors prior to the effective time. In addition, the merger agreement may be amended prior to the effective time, unless the amendment would, in the judgment of the board of directors, have a material adverse effect on your rights as stockholders or in any manner violating applicable law.

Exchange of Stock Certificates

On or after the effective time of the reincorporation, all of the outstanding certificates that, prior to that time, represented shares of common stock of IGNG-CA will be deemed for all purposes to evidence ownership and to represent the same number of shares of common stock of IGNG-DE into which such shares are converted in the reincorporation. The registered owner of any such outstanding stock certificate will, until such certificate will have been surrendered for transfer or conversion or otherwise accounted for to IGNG-DE, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividend or other distributions upon, the shares of common stock of IGNG-DE evidenced by such outstanding certificate. After the effective time of the reincorporation, whenever certificates which formerly represented shares of IGNG-CA are presented for transfer or conversion, IGNG-DE will cause to be issued in respect thereof a certificate or certificates representing the appropriate number of shares of common stock of IGNG-DE.

Shares of IGNG-DE’s common stock will be quoted on the OTC Bulletin Board, where shares of IGNG-CA’s common stock are presently quoted.

You are not required to exchange your stock certificates for IGNG-DE stock certificates, although you may do so if you wish.

Principal Reasons for Changing Our State of Incorporation

The Board of Directors believes that any direct benefit that the DGCL provides to a corporation indirectly benefits the shareholders, who are the owners of the Company. The Board believes that there are several reasons why a reincorporation to Delaware is in the best interests of the Company and its shareholders. As explained in more detail below, these reasons can be summarized as follows:

●	enhanced flexibility to declare dividends and engage in stock repurchase programs;

●	greater predictability, flexibility and responsiveness of the DGCL to corporate needs through a more highly developed and predictable body of corporate law;

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●	access to specialized courts;

●	enhanced ability of Delaware corporations to attract and retain qualified directors and executive officers; and

●	greater access to capital.

Enhanced Flexibility to Engage in Stock Repurchase Programs. The Company will have an enhanced ability to make distributions to its shareholders (i.e., dividends, stock repurchases) as Delaware law is more flexible than California law with respect to the payment of dividends. Delaware law generally provides that a corporation may declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year. Surplus is defined as the excess of a corporation’s net assets (i.e., its total assets minus its total liabilities) over the capital associated with issuances of its common stock. Moreover, Delaware law permits a board of directors to reduce its capital (but not below the aggregate par value of the outstanding shares) and transfer such amount to its surplus. In contrast, under California law, a corporation may not make any distribution to its shareholders unless either: (i) the corporation’s retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution; or (ii) immediately after giving effect to the distribution, the corporation’s assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to one and one fourth (1 1/4) times its liabilities (not including deferred taxes, deferred income and other deferred credits). These tests are applied to California corporations on a consolidated basis.

Highly Developed and Predictable Corporate Law. Our Board of Directors believes Delaware has one of the most modern statutory corporation laws, which is revised regularly to meet changing legal and business needs of corporations. The Delaware legislature is responsive to developments in modern corporate law and Delaware has proven sensitive to changing needs of corporations and their shareholders. The Delaware Secretary of State is particularly flexible and responsive in its administration of the filings required for mergers, acquisitions and other corporate transactions. Delaware has become a preferred domicile for most major American corporations and the DGCL and administrative practices have become comparatively well-known and widely understood. As a result of these factors, it is anticipated that the DGCL will provide greater efficiency, predictability and flexibility in the Company’s legal affairs than is presently available under California law.

Access to Specialized Courts. Delaware has a specialized Court of Chancery that hears corporate law cases. As the leading state of incorporation for both private and public companies, Delaware has developed a vast body of corporate law that helps to promote greater consistency and predictability in judicial rulings. In addition, Chancery Court actions and appeals from Chancery Court rulings proceed expeditiously. In contrast, California does not have a similar specialized court established to hear only corporate law cases. Rather, disputes involving questions of California corporate law are either heard by the California Superior Court, the general trial court in California that hears all manner of cases, or, if federal jurisdiction exists, a federal district court.

Recruiting and Retention Benefits. We are in a highly competitive industry and compete for talented individuals to serve on our management team and on our Board of Directors. The Board believes that the better understood and comparatively stable corporate environment afforded by Delaware will better enable the Company to recruit talented and experienced directors and officers. In seeking to attract outside directors from across the country, the Board believes that being governed by a more predictable body of statutory and case law offered by Delaware could serve as an advantage in this area. The Company believes that the better understood, and comparatively stable corporate environment afforded by Delaware will enable it to compete more effectively with other public companies, most of which are incorporated in Delaware, in the recruitment, from time to time, of talented and experienced directors and officers.

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Additionally, the parameters of director and officer liability are more extensively addressed in Delaware court decisions and are therefore better defined and better understood than under California law. our Board believes that reincorporation in Delaware will enhance the Company’s ability to recruit and retain directors and officers in the future, while providing appropriate protection for shareholders from possible abuses by directors and officers. In this regard, it should be noted that directors’ personal liability is not, and cannot be, eliminated under the DGCL for intentional misconduct, bad faith conduct or any transaction from which the director derives an improper personal benefit.

Greater Access to Capital. Underwriters and other members of the financial services industry may be more willing and better able to assist in capital-raising programs for us following the Reincorporation because Delaware law is better understood than California law. The Company has no present intention to raise capital at this time.

IGNG is generally not seeking to change the current charter and Bylaw provisions of the Company through reincorporation and, except for those changes described below, this proposal does not seek to alter the rights of the shareholders or the rules by which IGNG operates or by which its affairs are governed.

Possible Negative Considerations

Notwithstanding the belief of the Board of Directors as to the benefits to the shareholders of the Reincorporation, it should be noted that Delaware law has been criticized by some commentators and institutional shareholders on the grounds that it does not afford minority shareholders the same substantive rights and protections as are available in a number of other states. The Reincorporation of IGNG-CA in Delaware may make it more difficult for minority shareholders to elect directors and influence IGNG’s policies. It should also be noted that the interests of the Board of Directors, management and affiliated shareholders in voting on the Reincorporation proposal may not be the same as those of unaffiliated shareholders. For a comparison of shareholders’ rights and the power of management under Delaware and California law, see “The Charters and Bylaws of the IGNG-CA and IGNG-DE Compared and Contrasted” beginning on page 14 and “Significant Differences Between the Corporation Laws of California and Delaware” beginning on page 17. In addition, franchise taxes in Delaware may be greater than in California.

The Board of Directors has considered the potential disadvantages of the Reincorporation and has concluded that the potential benefits outweigh the possible disadvantages

The Charters and Bylaws of IGNG-CA and IGNG-DE Compared and Contrasted

With certain exceptions, the provisions of the Delaware Certificate and Delaware Bylaws are the same as, or as consistent as possible with, those of the California Articles and California Bylaws. However, the Reincorporation includes the implementation of certain provisions in the Delaware Certificate and Delaware Bylaws which are required by the DGCL and which may alter the rights of shareholders and the powers of management and reduce shareholder participation in certain important corporate decisions.

Certain of the provisions in the Delaware Certificate and the Delaware Bylaws, similar to those contained the California Articles and California Bylaws, may, however, facilitate future efforts to deter, delay or prevent changes in control of IGNG-DE. Such provisions include the following:

Delaware Certificate. The Delaware Certificate (similar to the California Articles) authorizes 1,000,000,000 shares of common stock and 1,000,000 shares of preferred stock and gives the Board the authority, within the limitations in the Delaware Certificate, to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any unissued series of preferred stock. Shares of preferred stock could be issued in connection with a shareholder rights plan, or poison pill or rights plan, which would allow shareholders (other than hostile parties) to purchase IGNG-DE common stock at a discount to the then current market price, which would have a dilutive effect on the hostile parties. The Delaware Certificate provides that to the fullest extent permitted by the DGCL, as the same exists or as may hereafter be amended from time to time, a director of the Company shall not be personally liable to the Company or to its stockholders for monetary damages for breach of fiduciary duty as a director and that IGNG-DE will indemnify its officers and directors to the full extent permitted by the DGCL

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Section 203. IGNG-DE has not opted out of Section 203 of the DGCL and will be subject to it. As discussed in more detail below, Section 203 prohibits, subject to certain exceptions, a Delaware corporation from engaging in a business combination with an interested shareholder (i.e., a shareholder acquiring 15% or more of the outstanding voting stock) for three years following the date that such shareholder becomes an interested shareholder. Shareholders holding 15% or more of IGNG-CA stock on the effective date of the Reincorporation (if approved), including our Executive Chairman of the Board, will not be subject to the restrictions contained in Section 203. Section 203 makes certain types of unfriendly or hostile corporate takeovers, or other non-board approved transactions involving a corporation and one or more of its significant shareholders, more difficult.

Bylaw Amendments. The Delaware Bylaws, similar to the California Bylaws, permit both the shareholders of IGNG-DE and a majority of the directors to amend the Delaware Bylaws. This power to amend the Delaware Bylaws may be used to deter, delay or prevent a change in control of IGNG-DE. In particular, as described below, the Delaware Bylaws impose time frames by which director nominations and shareholder proposals may be made by shareholders of IGNG-DE.

Approval by shareholders of the Reincorporation proposal will constitute an approval of the inclusion in the Delaware Certificate and Delaware Bylaws of each of the provisions described herein. In addition, certain other changes altering the rights of shareholders and powers of management could be implemented in the future by amendment of the Delaware Certificate following shareholder approval and certain such changes could be implemented by amendment of the Delaware Bylaws without shareholder approval. For a discussion of such changes, see “Significant Differences Between the Corporation Laws of California and Delaware.” This discussion of the Delaware Certificate and Delaware Bylaws is qualified by reference to Appendices B and C attached hereto, respectively.

Change in Number of Directors

Under the California Corporations Code, although a change in the number of directors must in general be approved by the shareholders, the board of directors may fix the exact number of directors within a stated range set forth in either the articles of incorporation or bylaws, if that stated range has been approved by the shareholders. Any change outside of the established range or a change in the established range must be approved by the shareholders. The California Bylaws provide that a change in the stated range must be approved by a vote of the holders of at least a majority of the outstanding shares; provided, however, that an amendment reducing the stated range below a minimum of five (5) directors cannot be adopted if the votes cast against its adoption at a meeting, or the shares not consenting in the case of an action by written consent, are equal to more than sixteen and two-thirds percent (16 2/3%) of the outstanding shares entitled to vote thereon.

Under the DGCL, the number of directors shall be fixed by or in the manner provided in the bylaws, unless the certificate of incorporation fixes the number of directors (in which case a change in the number of directors may be made only by an amendment of such certificate, which would require a vote of shareholders).

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The California bylaws provide for two (2) directors until changed by amendment (currently there are 4 directors). The Delaware Bylaws establish a range of three (3) to twelve (12) directors with an initial number of four (4) directors, and following the Reincorporation, under the Delaware Bylaws, the board of directors may fix the number of directors within the stated range and the approval of the holders of at least a majority of the outstanding shares would be required

Filling Vacancies on the Board of Directors

Under California law, any vacancy on the board of directors other than one created by removal of a director may be filled by the board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice, or by a sole remaining director. A vacancy created by removal of a director may be filled by the board only if authorized by a corporation’s articles of incorporation or by a bylaw approved by the corporation’s shareholders. The California Bylaws follow California law and provide that all vacancies on the Board of Directors, whether caused by removal, resignation, death or otherwise, may be filled by a majority of the remaining directors or, if the number of directors then in office is less than a quorum, by the unanimous written consent of the directors then in office, the affirmative vote of a majority of the directors then in office at a meeting held pursuant to notice or waivers of notice complying with California Corporations Code Section 307, or by a sole remaining director.

Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the certificate of incorporation or bylaws. The Delaware Bylaws follow Delaware law and provide that vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless the board of directors determines that the stockholders shall fill any such vacancy or newly created directorship.

Shareholder Proposal Notice Provisions

There is no specific statutory requirement under California or Delaware law with regard to advance notice of director nominations and shareholder proposals. Absent a bylaw restriction, director nominations and shareholder proposals are subject to federal securities laws, which generally provide that shareholder proposals that the proponent wishes to include in the Company’s proxy materials must be received not less than 120 days in advance of the anniversary of the date on which the proxy statement was released in connection with the previous year’s annual meeting.

The California Bylaws do not currently contain any provisions related to shareholder nominations for directors.

The Delaware Bylaws provide that notice must be received by the Secretary at IGNG’s principal executive offices not later than the close of business on the 45th day nor earlier than the close of business on the 75th day prior to the one-year anniversary of the date on which the Corporation first mailed proxy materials, or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting, provided, however, that, in the event that no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 50 days after the one-year anniversary of the date of the previous year’s meeting, then for notice by the stockholder to be timely, it must be received by the secretary not earlier than the close of business on the 120ty day prior to such annual meeting an not later than the close of business of the later of (i) the 90th day prior to such annual meeting or (ii) the tenth day following the day of which a public announcement of the date of such meeting is first made.

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Majority Voting

California law provides that in uncontested elections of directors, the approval of the shareholders, as defined in Section 153 of the California Corporations Code, will be required to elect each director. If an incumbent director fails to be elected by approval of the shareholders in an uncontested election, then, unless the incumbent director has earlier resigned, the term of the incumbent director shall end on the date that is the earlier of ninety (90) days after the date on which the voting results are determined or the date on which the Board selects a person to fill the office held by such incumbent director. The California Bylaws follow California law.

Under the DGCL, shareholders can adopt a bylaw amendment that specifies the vote necessary for the election of directors, such as a majority vote. Additionally, the DGCL specifically allows a director to tender his or her resignation in advance, with the resignation to be effective when delivered, at a later date or only upon the occurrence of future events, such as not obtaining a majority of the vote in an uncontested election of directors. The Delaware Bylaws provide for majority voting for the election of directors. However, if the number of nominees to the board of directors exceeds the number of directors to be elected, the directors shall be elected by plurality voting.

Significant Differences Between the Corporation Laws of California and Delaware

The General Corporation Laws of California and Delaware differ in many respects and, consequently, it is not practical to summarize all of the differences in this Proxy Statement. The following provides a summary of major substantive differences between the California General Corporation Law and the DGCL beyond those discussed in “The Charters and Bylaws of IGNG-CA and IGNG-DE Compared and Contrasted” above. The following is not intended to be an exhaustive description of all differences between the laws of the two states. Accordingly, all statements herein are qualified in their entirety by reference to the respective General Corporation Laws of California and Delaware.

Shareholder Voting in Acquisitions

The California and Delaware laws are substantially similar in terms of when shareholder approval is required for a corporation to undertake various types of acquisition transactions. Both California and Delaware law generally require that the holders of the outstanding shares representing a majority of the voting power of both the acquiring and target corporations approve a statutory merger. In addition, both California and Delaware law require that a sale of all or substantially all of the assets of a corporation be approved by the holders of the outstanding shares representing a majority of the voting power of the corporation selling its assets.

The DGCL does not require a shareholder vote of the surviving corporation in a merger (unless provided otherwise in the corporation’s certificate of incorporation) if:

● The merger agreement does not amend the existing certificate of incorporation;

● Each share of stock of the surviving corporation outstanding immediately before the transaction is an identical outstanding share after the merger; and

● Either:

● no shares of common stock of the surviving corporation (and no shares, securities or obligations convertible into such stock) are to be issued in the merger, or

● the shares of common stock of the surviving corporation to be issued in the merger (including shares issuable upon conversion of any other shares, securities or obligations to be issued in the merger) do not exceed twenty percent (20%) of the shares of common stock of the surviving corporation outstanding immediately prior to the transaction.

California law contains a similar exception to its voting requirements for reorganizations, where shareholders or the corporation itself immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths (5/6) of the voting power of the surviving or acquiring corporation or its parent entity.

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Limitations on Certain Business Combinations

Delaware, like a number of states, has adopted special laws designed to make certain kinds of “unfriendly” or “hostile” corporate takeovers, or other non-board approved transactions involving a corporation and one or more of its significant shareholders, more difficult.

Under Section 203 of the Delaware statute, a Delaware corporation is prohibited from engaging in a “business combination” with an “interested shareholder” for three years following the date that such person or entity becomes an interested shareholder. With certain exceptions, an interested shareholder is a person or entity that owns, individually or with or through other persons or entities, fifteen percent (15%) or more of the corporation’s outstanding voting stock (including rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and also stock as to which the person has voting rights only). The three-year moratorium imposed by Section 203 on business combinations does not apply if:

● Prior to the date on which the interested shareholder becomes an interested shareholder, the board of directors of the corporation approves either the business combination or the transaction that resulted in the person or entity becoming an interested shareholder;

● Upon consummation of the transaction that makes the person or entity an interested shareholder, the interested shareholder owns at least eighty-five percent (85%) of the corporation’s voting stock outstanding at the time the transaction commenced (excluding, for purposes of determining voting stock outstanding, shares owned by directors who are also officers of the corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or

● On or after the date the person or entity becomes an interested shareholder, the business combination is approved both by the board of directors and by the shareholders at a meeting by sixty-six and two-thirds percent (66 2/3%) of the outstanding voting stock not owned by the interested shareholder.

California law does not have a section similar to Delaware Section 203, but it does have different provisions that may limit a corporation’s ability to engage in certain business combinations. California law requires that, in a merger of a corporation with a shareholder (or its affiliate) who holds more than fifty percent (50%) but less than ninety percent (90%) of the corporation’s common stock, the other shareholders of the corporation must receive common stock in the transaction, unless all the corporation’s shareholders consent to the transaction. This provision of California law may have the effect of making a “cash-out” merger by a majority shareholder (possibly as the second step in a two-step merger) more difficult to accomplish. Delaware law does not have an analogue to the California law in this respect. However, under some circumstances Section 203 does provide similar protection to shareholders against coercive two-tiered bids for a corporation in which the shareholders are not treated equally.

California law also provides that, except in certain circumstances, when a tender offer or a proposal for a reorganization or sale of assets is made by an interested party (generally a controlling or managing party of the corporation), the interested party must provide the other shareholders with an affirmative written opinion as to the fairness of the consideration to be paid to the shareholders. This fairness opinion requirement does not apply to corporations that have fewer than 100 shareholders of record or to a transaction that has been qualified under California state securities laws. Furthermore, if a tender of shares or a vote is sought pursuant to an interested party’s proposal and a later proposal is made by another party at least 10 days prior to the date of acceptance of the interested party’s proposal, the shareholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw their vote, consent or proxy, and to withdraw any tendered shares. The DGCL has no comparable provision.

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Cumulative Voting

Under California law, any shareholder may cumulate his or her votes in the election of directors upon proper notice of his or her intention to do so, except that corporations with securities listed on the American or New York Stock Exchanges or on the Nasdaq Global Select Market may eliminate cumulative voting with shareholder approval. The California Articles eliminate cumulative voting for the election of directors for so long as the Company remains a listed corporation within the meaning of Section 301.5 of the California Corporations Code. Under the DGCL, cumulative voting in the election of directors is not mandatory and the Delaware Certificate does not provide for cumulative voting.

In an election of directors under cumulative voting, each share of voting stock is entitled to vote the number of votes to which such share would normally be entitled, multiplied by the number of directors to be elected. A shareholder may then cast all such votes for a single candidate or may allocate them among as many candidates as the shareholder may choose. Cumulative voting may enable a minority shareholder or group of shareholders to elect at least one representative to the board. Without cumulative voting, the holders of a majority of the shares present at an annual meeting would have the power to elect all the directors to be elected at that meeting, and no person could be elected without the support of a majority of the shareholders voting. Without cumulative voting, any director or the entire board of directors of a corporation may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors.

Removal of Directors

In general, under California law, any director, or the entire board of directors, may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote. In the case of a corporation with cumulative voting or whose board is classified, however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting rules. In addition, shareholders holding at least ten percent (10%) of the outstanding shares of any class may bring suit to remove any director in case of fraudulent or dishonest acts or gross abuse of authority or discretion.

Under the DGCL, any director, or the entire board of directors, of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors. In the case of a Delaware corporation whose board is classified, unless the certificate of incorporation provides otherwise, shareholders may effect such removal only for cause. In addition, as in California, if a Delaware corporation has cumulative voting, and if less than the entire board is to be removed, a director may not be removed without cause by a majority of the outstanding shares if the votes cast against such removal would be sufficient to elect the director under cumulative voting rules. Delaware law also permits a Delaware corporation to include in its certificate of incorporation a supermajority voting requirement in connection with the removal of directors.

The California Articles and California Bylaws do not provide for a classified board of directors, nor do they permit cumulative voting. The Delaware Certificate and Delaware Bylaws similarly do not provide for a classified Board or cumulative voting; however, if the Company were not to remain a listed corporation as defined in Section 301.5 of the California Corporations Code, and remain domiciled in California, shareholders would be entitled to cumulate votes for the election of directors.

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Shareholder Power to Call Special Shareholders’ Meeting

Under California law, a special meeting of shareholders may be called by the board of directors, the Chairman of the Board, the President, the holders of shares entitled to cast not less than 10% of the votes at such meeting and such persons as are authorized by the articles of incorporation or bylaws. Under the DGCL, a special meeting of shareholders may be called by the board of directors or by any other person authorized to do so in the certificate of incorporation or the bylaws. Although permitted to do so, the Delaware Bylaws do not eliminate the right of shareholders to call a special meeting; instead, to remain consistent with the California Bylaws, the Delaware Bylaws provide that such a meeting may be called by Quest (Delaware)’s Board, the Chairman of the Quest (Delaware) Board, the Chief Executive Officer or the holders of shares entitled to cast not less than 10% of the votes at such meeting.

Limitation of Liability and Indemnification

California and Delaware have similar laws respecting the liability of directors of a corporation and the indemnification by the corporation of its officers, directors, employees and other agents for damages they incur. The laws of both states also permit corporations to adopt a provision in their charters eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director’s fiduciary duty of care. Nonetheless, as discussed below, there are certain differences between the laws of the two states respecting indemnification and limitation of liability. In general, Delaware law is somewhat broader in allowing corporations to indemnify and limit the liability of corporate agents, which the Board believes, among other things, helps Delaware corporations in attracting and retaining outside directors.

Elimination of Director Personal Liability for Monetary Damages

One provision of the revised DGCL permits a corporation to include a provision in its certificate of incorporation which limits or eliminates the personal liability of a director for monetary damages arising from breaches of his or her fiduciary duties to the corporation or its shareholders, subject to certain exceptions. Such a provision may not, however, eliminate or limit director monetary liability for:

●	breaches of the director’s duty of loyalty to the corporation or its shareholders;

●	acts or omissions not in good faith or involving intentional misconduct or knowing violations of law;

●	the payment of unlawful dividends or unlawful stock repurchases or redemptions; or

●	transactions in which the director received an improper personal benefit.

Such a limitation of liability provision also may not limit a director’s liability for violation of, or otherwise relieve the Company or directors from the necessity of complying with, federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

California law contains similar authorization for a corporation to eliminate the personal liability of directors for monetary damages, except where such liability is based on:

● intentional misconduct or knowing and culpable violation of law;

● acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director;

● receipt of an improper personal benefit;

● acts or omissions that show reckless disregard for the director’s duty to the corporation or its shareholders, where the director in the ordinary course of performing a director’s duties should be aware of a risk of serious injury to the corporation or its shareholders;

26

● acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director’s duty to the corporation and its shareholders;

● transactions between the corporation and a director who has a material financial interest in such transaction; and

● liability for improper distributions, loans or guarantees.

In the present case, the current California Articles eliminate the liability of directors to the Company for monetary damages to the fullest extent permissible under California law. The Delaware Certificate similarly eliminates the liability of directors to the Company for monetary damages to the fullest extent permissible under Delaware law. As a result, following the Reincorporation, directors of IGNG-DE cannot not be held liable for monetary damages even for gross negligence or lack of due care in carrying out their fiduciary duties as directors, so long as that gross negligence or lack of due care does not involve bad faith or a breach of their duty of loyalty to the Company.

Indemnification

California law requires indemnification when the individual has defended the action successfully on the merits. Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue or matter therein, on the merits or otherwise. Delaware law generally permits indemnification of expenses, including attorneys’ fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a majority vote of a disinterested quorum of the directors, by independent legal counsel or by the shareholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Expenses incurred by an officer or director in defending an action may be paid in advance under Delaware law or California law, if the director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of both states authorize a corporation to purchase indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

California law permits a California corporation to provide rights to indemnification beyond those provided therein to the extent such additional indemnification is authorized in the corporation’s articles of incorporation. Thus, if so authorized, rights to indemnification may be provided pursuant to agreements or bylaw provisions which make mandatory the permissive indemnification provided by California law. The California Articles do not authorize indemnification. Delaware law also permits a Delaware corporation to provide indemnification in excess of that provided by statute. Delaware law does not require authorizing provisions in the certificate of incorporation.

Inspection of Shareholder Lists and Books and Records

Both California and Delaware law allow any shareholder to inspect a corporation’s shareholder list for a purpose reasonably related to the person’s interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation’s shareholder list by persons holding an aggregate of five percent (5%) or more of the corporation’s voting shares, or shareholders holding an aggregate of 1% or more of such shares who have contested the election of directors. Delaware law also allows the shareholders to inspect the list of shareholders entitled to vote at a meeting within a ten-day period preceding a shareholders’ meeting for any purpose germane to the meeting. Delaware law, however, contains no provisions comparable to the absolute right of inspection provided by California law to certain shareholders.

27

Under California law any shareholder may examine the accounting books and records and the minutes of the shareholders and the board and its committees, provided that the inspection is for a purpose reasonably related to the shareholder’s interests as a shareholder. The DGCL may be slightly more favorable to shareholders in this respect, in that a shareholder with a proper purpose is not limited to inspecting accounting books and records and minutes, and may examine other records as well. In addition, California law limits the right of inspection of shareholder lists to record shareholders, whereas Delaware has extended that right to beneficial owners of shares.

Appraisal Rights

Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights, by which the shareholder may demand to receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction.

Under Delaware law, fair market value is determined without reference to any element of value arising from the accomplishment or expectation of the merger or consolidation, and appraisal rights are generally not available to:

● shareholders with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such shareholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders;

● shareholders of a corporation surviving a merger if no vote of the shareholders of the surviving corporation is required to approve the merger under Delaware law.

The limitations on the availability of appraisal rights under California law are different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange generally do not have such appraisal rights unless the holders of at least 5% of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of the shares to be received. Appraisal rights are also not available if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities representing more than 5/6th of the voting power of the surviving or acquiring corporation or its parent entity. Thus, appraisal rights are not available to shareholders of the Company under California law with respect to the Reincorporation.

Dissolution

Under California law, the holders of 50% or more of a corporation’s total voting power may authorize the corporation’s dissolution, with or without the approval of the corporation’s board of directors, and this right may not be modified by the articles of incorporation. Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be unanimously approved by all the shareholders entitled to vote on the matter. Only if the dissolution is initially approved by the board of directors may the dissolution be approved by a simple majority of the outstanding shares entitled to vote. In addition, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority voting requirement in connection with such a board-initiated dissolution. In the present case, however, the Delaware Certificate contains no such supermajority voting requirement.

Interested Director Transactions

Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation’s directors has an interest are not void or voidable simply because of such interest, provided that certain conditions, such as obtaining required disinterested approval and fulfilling the requirements of good faith and full disclosure, are met. With certain minor exceptions, the conditions are similar under California and Delaware law.

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Shareholder Derivative Suits

California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, if certain tests are met. Under Delaware law, a shareholder may bring a derivative action on behalf of the corporation only if the shareholder was a shareholder of the corporation at the time of the transaction in question or if his or her stock thereafter came to be owned by him or her by operation of law.

California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.

Dividends and Repurchases of Shares

Delaware law is more flexible than California law with respect to payment of dividends and implementing share repurchase programs. Delaware law generally provides that a corporation may redeem or repurchase its shares out of its surplus. In addition, Delaware law generally provides that a corporation may declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year. Surplus is defined as the excess of a corporation’s net assets (i.e., its total assets minus its total liabilities) over the capital associated with issuances of its common stock. Moreover, Delaware law permits a board of directors to reduce its capital and transfer such amount to its surplus.

Under California law, a corporation may not make any distribution to its shareholders unless either:

● the corporation’s retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution; or

● immediately after giving effect to the distribution, the corporation’s assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to one and one fourth (1 1/4) times its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation’s current assets would be at least equal to its current liabilities (or one and one fourth (1 1/4) times its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years).

These tests are applied to California corporations on a consolidated basis.

Articles of Incorporation and Bylaws to be in Effect After the Reincorporation

Following the reincorporation, we will be subject to the articles of incorporation and bylaws of IGNG-DE. A copy of the articles of incorporation of IGNG-DE is attached to this information statement as Appendix B, and a copy of the bylaws of IGNG-DE is attached to this information statement as Appendix C. Approval of the reincorporation by our stockholders will automatically result in the adoption of the certificate of incorporation and bylaws of IGNG-DE.

Required Vote

The approval of the reincorporation from California to Delaware, which will also constitute approval of (1) the Merger Agreement, the Certificate of Incorporation of IGNG-DE, the Bylaws of IGNG-DE in substantially the forms attached as Appendices B, C and D, respectively and (2) the assumption of IGNG-CA’s 2014 Stock Option Plan and outstanding stock options by IGNG-DE requires the affirmative “FOR” vote of a majority of the shares of common stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Unless marked to the contrary, proxies received will be voted “FOR” the proposal to reincorporate from California to Delaware.

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Recommendation

Our Board of Directors recommends a vote FOR the proposal to change our state of incorporation from California to Delaware.

By Order of the Board of Directors

/s/ Dane Medley
Dane Medley
Chairman of the Board and President

October 3, 2017

Burbank, California

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APPENDIX A

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

IMAGING3, INC.

Dane Medley and Xavier Aguilera hereby certify that:

1. They are the President and the Executive Vice President, Chief Financial Officer and Secretary, respectively, of Imaging3, Inc., a California corporation (the “Corporation”).

2. Article III of the Amended and Restated Articles of Incorporation of the Corporation to the date of the filing of this certificate, is amended to read in full as follows:

“The Corporation is authorized to issue two classes of shares. On class of shares shall be designated as common stock and the total number of common shares which this Corporation is authorized to issue is 1,000,000,000. The other class of shares shall be designated as preferred stock and the total number of preferred shares which this Corporation is authorized to issue is 1,000,000. The preferred stock is authorized by these Articles of Incorporation shall be issued in series. The Board of Directors of this Corporation is authorized to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any wholly unissued series of preferred stock, and within the limitations or restrictions stated in any resolution or resolutions of the Board of Directors original fixing the number of shares of any such series then outstanding, the number of shares of any such series subsequent to the issue of shares of that series, to determine the designation and par value of any series, and to fix the number of shares of any series.

Upon the amendment of this Article to read as herein set forth, (the “Effective Time”), each [8 to 30] outstanding shares of Common Stock of the Corporation shall be combined and converted automatically into one (1) share of Common Stock. In lieu of any fractional shares to which a holder would be otherwise entitled, the Corporation shall round up fractional shares to the nearest whole share.”

3. This Certificate of Amendment has been duly approved by the Board of Directors of the Corporation.

4. The foregoing Amendment to the Restated Articles of Incorporation, as amended, has been duly approved by the required vote of the shareholders in accordance with Sections 902 and 903 of the Corporations Code. The outstanding shares of the Corporation consist of shares of ___________________Common Stock. The number of shares of each class voting in favor of the amendments equaled or exceeded the vote required. The percentage vote required for the approval of the amendments was more than 50 percent of each class entitled to vote.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Executed this ____day of _________, 2017 at Burbank, California.

Dane Medley	Xavier Aguilera
President	Executive Vice President, Chief Financial Officer and Secretary

A-1

APPENDIX B

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (“Plan of Merger”) made as of this 22nd day of September 2017, is by and between Imaging3, Inc., a California corporation (“IGNG-CA”), and Imaging3, Inc., a Delaware corporation (“IGNG-DE”). IGNG-CA and IGNG-DE are sometimes referred to hereinafter as the “Constituent Corporations.”

RECITALS

A. The authorized capital stock of IGNG-CA consists of the following: 1,000,000,000 shares of common stock, no par value per share (the “Common Stock”) of which 295,443,077 shares are currently issued and outstanding (subject to adjustment for any reverse stock splits), 3,000 shares of Series A Preferred Stock, no par value per share (the “Series A Preferred Stock”) of which no shares are currently issued and outstanding, and 997,000 shares of undesignated preferred stock, no par value per share (the “Blank Check Preferred Stock”) none of which is currently issued and outstanding.

B. Upon completion of the merger contemplated hereby, the authorized capital stock of IGNG-DE will consist of the following: 1,000,000,000 shares of common stock, $0.0001 par value per share, of which 295,443,077 shares will be issued and outstanding (subject to adjustment for any reverse stock splits).

C. The directors of the Constituent Corporations deem it advisable and to the advantage of such corporations that IGNG-CA merge with and into IGNG-DE upon the terms and conditions herein provided.

D. The parties intend that the merger contemplated hereby shall be a tax free reorganization under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended.

NOW, THEREFORE, the parties hereby adopt the plan of merger encompassed by this Plan of Merger and, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, do hereby agree that IGNG-CA shall merge with and into IGNG-DE on the following terms and conditions:

ARTICLE 1.
Terms and Conditions of the Merger

1.1 Merger. As soon as practicable following the fulfillment (or waiver, to the extent permitted herein) of the conditions specified herein, IGNG-CA shall be merged with and into IGNG-DE (the “Merger”), and IGNG-DE shall survive the Merger.

1.2 Effective Date. The Merger shall be effective upon the filing of Articles of Merger, together with a copy of this Plan of Merger, with the California Secretary of State, and the filing of Certificate of Merger with the Delaware Secretary of State, as provided by the California Revised Statutes and the Delaware Business Corporation Act (the “Effective Date”).

1.3 Surviving Corporation. On the Effective Date, IGNG-DE, as the surviving corporation (the “Surviving Corporation”), shall continue its corporate existence under the laws of the State of Delaware and shall succeed to all of the rights, privileges, powers, and property of IGNG-CA in the manner of and as more fully set forth in Section 252 of the Delaware General Corporation Law, and the separate corporate existence of IGNG-CA, except insofar as it may be continued by operation of law, shall cease and be terminated.

B-2

1.4 Capital Stock of IGNG-CA and IGNG-DE. On the Effective Date, by virtue of the Merger and without any further action on the part of the Constituent Corporations or their shareholders:

(a) Each share of Common Stock of IGNG-CA issued and outstanding immediately prior to the Effective Date shall be changed and converted into one fully paid and nonassessable share of the common stock, par value $0.0001 per share, of IGNG-DE (“IGNG-DE Common Stock”); and

(b) Each share of common stock, par value $.0001 per share, of IGNG-DE issued and outstanding immediately prior to the Effective Date (100 shares held by IGNG-CA) shall be canceled and returned to the status of authorized but unissued IGNG-DE Common Stock.

1.5 Stock Certificates. On and after the Effective Date, all of the outstanding certificates that, prior to that time, represented shares of the capital stock of IGNG-CA shall be deemed for all purposes to evidence ownership and to represent an equal number of shares of the capital stock of IGNG-DE and shall be so registered on the books and records of IGNG-DE or its transfer agent. The registered owner of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to IGNG-DE or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividend or other distributions upon, the shares of IGNG-DE evidenced by such outstanding certificate as above provided. After the Effective Date, whenever certificates which formerly represented shares of IGNG-CA are presented for transfer or conversion, the Surviving Corporation will cause to be issued in respect thereof a certificate or certificates representing the appropriate number of shares of the capital stock of IGNG-DE in accordance with Section 1.4 above.

1.6 Stock Options and Warrants. Upon the Effective Date, each outstanding option or warrant to purchase shares of Common Stock of IGNG-CA shall, by virtue of the Merger and without any action on the part of the holder thereof, become an option or warrant to purchase, upon the same terms and conditions, the number of shares of IGNG-DE Common Stock which is equal to the number of shares of Common Stock of IGNG-CA which the optionee would have received had such optionee exercised his or her option or right in full immediately prior to the Effective Date (whether or not such option or right was then exercisable). The exercise price per share under each of such options or warrants shall be equal to the exercise price per share thereunder immediately prior to the Effective Date.

1.7 Convertible Securities. Upon the Effective Date, each outstanding security convertible or exchangeable into shares of Common Stock of IGNG-CA shall, by virtue of the Merger and without any action on the part of the holder thereof, become a security convertible or exchangeable, upon the same terms and conditions, the number of shares of IGNG-DE Common Stock which is equal to the number of shares of Common Stock of IGNG-CA which the holder would have received had such holder converted or exchanged such holder’s security in full immediately prior to the Effective Date (whether or not such security was then convertible or exchangeable). The conversion or exchange price per share of such convertible or exchangeable security shall be equal to the conversion or exchange price per share thereunder immediately prior to the Effective Date.

1.8 Other Employee Benefit Plans. IGNG-DE will assume all of the obligations of IGNG-CA under any and all employee benefit plans in effect as of the Effective Date or with respect to which employee rights or accrued benefits are outstanding as of the Effective Date.

B-3

ARTICLE 2.
Charter Documents, Directors and Officers

2.1 Certificate of Incorporation. On the Effective Date, the Certificate of Incorporation of IGNG-DE will be the Certificate of Incorporation of the Surviving Corporation without change or amendment until duly amended in accordance with the provisions thereof and applicable law.

2.2 Bylaws. The Bylaws of IGNG-DE in effect on the Effective Date shall continue to be the Bylaws of the Surviving Corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law.

2.3 Directors. The directors of IGNG-CA immediately preceding the Effective Date shall be the directors of the Surviving Corporation on and after the Effective Date to serve until the expiration of their terms or until their successors are duly elected and qualified.

2.4 Officers. The officers of IGNG-CA immediately preceding the Effective Date shall continue to be the officers of the Surviving Corporation on and after the Effective Date to serve until their successors are duly elected and qualified.

ARTICLE 3.
Miscellaneous

3.1 Further Assurances. From time to time and when required by the Surviving Corporation or by its successors and assigns there shall be executed and delivered on behalf of IGNG-CA such deeds and other instruments and there shall be taken or caused to be taken by it such further and other action as shall be appropriate or necessary in order to vest or perfect in or to confirm of record or otherwise, in the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of IGNG-CA and otherwise to carry out the purposes of this Plan of Merger and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of IGNG-CA or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

3.2 Amendment. At any time prior to the Effective Date, this Plan of Merger may be amended in any manner as may be determined in the judgment of the respective Boards of Directors of IGNG-CA and IGNG-DE to be necessary, desirable, or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purpose and intent of this Plan of Merger; provided, however, that an amendment made subsequent to the adoption and approval of this Plan of Merger by the shareholders of any Constituent Corporation shall not do any of the following: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation; (2) alter or change any term of the certificate of incorporation of the Surviving Corporation to be effected by the Merger; or (3) alter or change any of the terms and conditions of this Plan of Merger if such alteration or change would adversely affect the holders of any class or series thereof of such Constituent Corporation.

3.3 Conditions of Merger. The respective obligations of the Constituent Corporations to effect the transactions contemplated hereby is subject to satisfaction of the following conditions (any or all of which may be waived by either of the Constituent Corporations in its sole discretion to the extent permitted by law):

(a) This Plan of Merger shall have been approved by the stockholders of IGNG-CA in accordance with the California Corporations Code;

(b) IGNG-CA, as sole shareholder of IGNG-DE, shall have approved this Plan of Merger in accordance with the Delaware General Corporation Law; and

(c) Any and all consents, permits, authorizations, approvals and orders deemed in the sole discretion of IGNG-CA to be material to consummation of the Merger shall have been obtained.

3.4 Abandonment or Deferral. At any time before the date of filing, this Plan of Merger may be terminated and the Merger may be abandoned by the Board of Directors of either or both of the Constituent Corporations notwithstanding the approval of this Plan of Merger by the stockholders of IGNG-CA, or the consummation of the Merger may be deferred for a reasonable period of time if, in the opinion of the Boards of Directors of the Constituent Corporations, such action would be in the best interest of such Corporations. In the event of termination of this Plan of Merger, this Plan of Merger shall become void and of no effect and there shall be no liability on the part of either Constituent Corporation or its Board of Directors or shareholders with respect thereto, except that IGNG-CA shall pay all expenses of the Constituent Corporations incurred in connection with the Merger.

3.5 Counterparts. In order to facilitate the filing and recording of this Plan of Merger, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

B-4

IN WITNESS WHEREOF, the Plan of Merger, having first been duly approved by the Boards of Directors of IGNG-CA and IGNG-DE, is hereby executed on behalf of each of such corporations and attested by their respective officers thereunto duly authorized.

IMAGING3, INC.
a California corporation

By	/s/ Dane Medley
Dane Medley
President

IMAGING3, INC.
a Delaware corporation

By	/s/ Dane Medley
Dane Medley
President

B-5

APPENDIX C

CERTIFICATE OF INCORPORATION

OF

Imaging3, Inc.

ARTICLE I

The name of the corporation is Imaging3, Inc. (the “Company”).

ARTICLE II

The address of the Company’s registered office in the State of Delaware is Vcorp Services, LLC 1013 Centre Road Suite 403-B, Wilmington DE 19805, County of New Castle. The name of its registered agent at such address is Vcorp Services, LLC.

ARTICLE III

The purpose of the Company is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law, as the same exists or as may hereafter be amended from time to time.

ARTICLE IV

This corporation is authorized to issue two classes of shares designated respectively “Common Stock” and “Preferred Stock” and referred to herein as Common Stock or Common Shares and Preferred Stock or Preferred Shares, respectively. The total number of shares of Common Stock this corporation is authorized to issue is 1,000,000,000 and each such share shall have a par value of $0.0001, and the total number of shares of Preferred Stock this corporation is authorized to issue is 1,000,000 and each such share shall have a par value of $0.0001. The Preferred Shares may be issued from time to time in one or more series. The board of directors is authorized to fix the number of shares of any series of Preferred Shares and to determine the designation of any such series. The board of directors is also authorized to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Shares and, within the limits and restrictions stated in any resolution or resolutions of the board of directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.

ARTICLE V

The name and mailing address of the incorporator are as follows:

Greg Carney

11900 West Olympic Blvd., Suite 770

Los Angeles, CA 90064

ARTICLE VI

In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Company is expressly authorized to make, alter, amend or repeal the bylaws of the Company.

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ARTICLE VII

Elections of directors need not be by written ballot unless otherwise provided in the bylaws of the Company.

ARTICLE VIII

To the fullest extent permitted by the Delaware General Corporation Law, as the same exists or as may hereafter be amended from time to time, a director of the Company shall not be personally liable to the Company or to its stockholders for monetary damages for breach of fiduciary duty as a director. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Company shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

The Company shall indemnify, to the fullest extent permitted by applicable law, any director or officer of the Company who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she is or was a director, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgements, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding. The Company shall be required to indemnify a person in connection with a Proceeding initiated by such person only if the Proceeding was authorized by the Board.

The Company shall have the power to indemnify, to the extent permitted by the DGCL, as it presently exists or may hereafter be amended from time to time, any employee or agent of the Company who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that he or she is or was a director, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fee), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding.

Neither any amendment nor repeal of this Article, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article, shall eliminate or reduce the effect of this Article in respect of any matter occurring, or any cause of action, suit or claim accruing or arising or that, but for this Article, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE IX

Except as provided in ARTICLE VIII above, the Company reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

I, the undersigned, as the incorporator of the Company, have signed this Certificate of Incorporation on September 20, 2017.

/s/ Greg Carney
Greg Carney
Incorporator

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APPENDIX D

BYLAWS

OF

IMAGING3, INC.

(a Delaware corporation)

ARTICLE I

OFFICE

1.1 Registered Office. The registered office of Imaging3, Inc., a Delaware corporation (hereinafter called the “Corporation”), in the State of Delaware shall be at 1013 Centre Road Suite 403-B, Wilmington DE 19805, County of New Castle, and the name of the registered agent in charge thereof shall be Vcorp Services, LLC.

1.2 Principal Office. The principal office for the transaction of the business of the Corporation shall be 3022 North Hollywood Way, Burbank, CA 91505. The Board of Directors (hereinafter called the “Board”) is hereby granted full power and authority to change the principal office from one location to another.

1.3 Other Offices. The Corporation may also have an office or offices at such other place or places, either within or without the State of Delaware, as the Board may from time to time determine or as the business of the Corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

2.1 Annual Meetings. Annual meetings of the stockholders of the Corporation for the purpose of electing directors and for the transaction of such other business as may properly come before such meetings in accordance with Section 2.11 of these Bylaws may be held at such time, date and place as the Board shall determine by resolution.

2.2 Special Meetings. A special meeting of the stockholders for the transaction of any proper business may be called at any time only by the Board.

2.3 Place of Meetings. All meetings of the stockholders shall be held at such places within or without the State of Delaware, as may from time to time be designated by the person or persons calling the respective meeting and specified in the respective notices or waivers of notice thereof.

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2.4 Notice of Meetings.

(a) Except as otherwise required by law, written notice of each meeting of the stockholders, whether annual or special, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder of record entitled to vote at such meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation. Except as otherwise expressly required by law, no publication of any notice of a meeting of the stockholders shall be required. Every notice of a meeting of the stockholders shall state the place, date and hour of the meeting, and in the case of a special meeting, shall also state the purpose or purposes for which the meeting is called. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall have waived such notice and such notice shall be deemed waived by any stockholder who shall attend such meeting in person or by proxy, except as a stockholder who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Except as otherwise expressly required by law, notice of any adjourned meeting of the stockholders need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken.

(b) Whenever notice is required to be given to any stockholder to whom (i) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to such person during the period between such two consecutive annual meetings, or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities during a twelve-month period, have been mailed addressed to such person at his address as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any person shall deliver to the Corporation a written notice setting forth his then current address, the requirement that notice be given to such person shall be reinstated. In the event that the action taken by the Corporation is such as to require the filing of a certificate under any of the other sections, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to this section.

2.5 Quorum. Except as provided by law, the holders of record of a majority in voting interest of the shares of stock of the Corporation entitled to be voted thereat, present in person or by proxy, shall constitute a quorum for the transaction of business at any meeting of the stockholders of the Corporation or any adjournment thereof. The stockholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum, and by any greater number of shares otherwise required to take such action by applicable law or the Certificate of Incorporation. In the absence of a quorum at any meeting or any adjournment thereof, a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat or, in the absence therefrom of all the stockholders, any officer entitled to preside at, or to act as secretary of, such meeting may adjourn such meeting from time to time. At any such adjourned meeting at which a quorum is present any business may be transacted which might have been transacted at the meeting as originally called.

2.6 Voting.

(a) Each stockholder shall, at each meeting of the stockholders, be entitled to vote in person or by proxy each share or fractional share of the stock of the Corporation having voting rights on the matter in question and which shall have been held by him and registered in his name on the books of the Corporation:

(i) on the date fixed pursuant to Section 2.10 of these Bylaws as the record date for the determination of stockholders entitled to notice of and to vote at such meeting, or

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(ii) if no such record date shall have been so fixed, then (A) at the close of business on the day next preceding the day on which notice of the meeting shall be given or (B) if notice of the meeting shall be waived, at the close of business on the day next preceding the day on which the meeting shall be held.

(b) Voting shall in all cases be subject to the provisions of the Delaware General Corporation Law and to the following provisions:

(i) Subject to Section 2.6(b)(vii), shares held by an administrator, executor, guardian, conservator, custodian or other fiduciary may be voted by such holder either in person or by proxy, without a transfer of such shares into the holder’s name; and shares standing in the name of a trustee may be voted by the trustee, either in person or by proxy, but no trustee shall be entitled to vote shares held by such trustee without a transfer of such shares into the trustee’s name.

(ii) Shares standing in the name of a receiver may be voted by such receiver; and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into the receiver’s name if authority to do so is contained in the order of the court by which such receiver was appointed.

(iii) Subject to the provisions of the Delaware General Corporation Law, and except where otherwise agreed in writing between the parties, a stockholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

(iv) Shares standing in the name of a minor may be voted and the Corporation may treat all rights incident thereto as exercisable by the minor, in person or by proxy, whether or not the Corporation has notice, actual or constructive, of the non-age, unless a guardian of the minor’s property has been appointed and written notice of such appointment given to the Corporation.

(v) Shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent or proxyholder as the bylaws of such other corporation may prescribe or, in the absence of such provision, as the board of directors of such other corporation may determine or, in the absence of such determination, by the chairman of the board, president or any vice president of such other corporation, or by any other person authorized to do so by the board, president or any vice president of such other corporation. Shares which are purported to be executed in the name of a corporation (whether or not any title of the person signing is indicated) shall be presumed to be voted or the proxy executed in accordance with the provisions of this subdivision, unless the contrary is shown.

(vi) Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors in such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes.

(vii) Shares held by the Corporation in a fiduciary capacity, and shares of the Corporation held in a fiduciary capacity by any subsidiary, shall not be entitled to vote on any matter, except to the extent that the settlor or beneficial owner possesses and exercises a right to vote or to give the Corporation binding instructions as to how to vote such shares.

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(viii) If shares stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, husband and wife as community property, tenants by the entirety, voting trustees, persons entitled to vote under a stockholder voting agreement or otherwise, or if two or more persons (including proxyholders) have the same fiduciary relationship respecting the same shares, unless the Secretary of the Corporation is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:

(A) If only one votes, such act binds all;

(B) If more than one vote, the act of the majority so voting binds all;

(C) If more than one vote, but the vote is evenly split on any particular matter, each fraction may vote the securities in question proportionately. If the instrument so filed or the registration of the shares shows that any such tenancy is held in unequal interests, a majority or even split for the purpose of this section shall be a majority or even split in interest.

(c) Any such voting rights may be exercised by the stockholder entitled thereto in person or by his proxy appointed by an instrument in writing, subscribed by such stockholder or by his attorney thereunto authorized and delivered to the secretary of the meeting. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless revoked by the person executing it, prior to the vote pursuant thereto, by a writing delivered to the Corporation stating that the proxy is revoked or by a subsequent proxy executed by, or attendance at the meeting and voting in person by the person executing the proxy; provided, however, that no such proxy shall be valid after the expiration of three (3) years from the date of such proxy, unless otherwise provided in the proxy. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of the Delaware General Corporation Law.

(d) At any meeting of the stockholders all matters, except as otherwise provided in the Certificate of Incorporation, in these Bylaws or by law, shall be decided by the vote of a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat and thereon, a quorum being present.

(e) The vote at any meeting of the stockholders on any question need not be written ballot, unless so directed by the chairman of the meeting; provided, however, that any election of directors at any meeting must be conducted by written ballot upon demand made by any stockholder or stockholders present at the meeting before the voting begins. On a vote by ballot each ballot shall be signed by the stockholder voting, or by his proxy, if there be such proxy, and it shall state the number of shares voted.

2.7 Action Without a Meeting. Any action which is required to be taken or which may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on that action were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. In the case of election of directors, such a consent shall be effective only if signed by the holders of all outstanding shares entitled to vote for the election of directors; provided, however, that a director may be elected at any time to fill a vacancy on the Board that has not been filled by the directors, by the written consent of the holders of a majority of the outstanding shares entitled to vote for the election of directors. All such consents shall be filed with the Secretary of the Corporation and shall be maintained in the corporate records.

Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered in the manner required by this section to the Corporation, written consents signed by a sufficient number of holders or members to take action are delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.

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Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. In the event that the action which is consented to is such as would have required the filing of a certificate under any other section of this title, if such action had been voted on by stockholders at a meeting thereof, the certificate filed under such other section shall state, in lieu of any statement required by such section concerning any vote of stockholders, that written consent has been given in accordance with this section, and that written notice has been given as provided in this section.

2.8 List of Stockholders. The Secretary of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

2.9 Judges. If at any meeting of the stockholders a vote by written ballot shall be taken on any question, the chairman of such meeting may appoint a judge or judges to act with respect to such vote. Each judge so appointed shall first subscribe an oath faithfully to execute the duties of a judge at such meeting with strict impartiality and according to the best of his ability. Such judges shall: (i) decide upon the qualification of the voters; (ii) report the number of shares represented at the meeting and entitled to vote on such question; (iii) conduct the voting and accept the votes; and (iv) when the voting is completed, ascertain and report the number of shares voted respectively for and against the question. Reports of judges shall be in writing and subscribed and delivered by them to the Secretary of the Corporation. The judges need not be stockholders of the Corporation, and any officer of the Corporation may be a judge on any question other than a vote for or against a proposal in which he shall have a material interest.

2.10 Fixing Date for Determination of Stockholders of Record.

(a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting.

(b) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board. If no record date has been fixed by the Board, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is required, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board and prior action by the Board is required, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.

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(c) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

2.11 Stockholder Proposals at Annual Meetings.

(a) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be brought: (1) pursuant to the Corporation’s proxy materials with respect to such meeting, (2) by or at the direction of the Whole Board, or (3) by a stockholder of the Corporation who (A) is a stockholder of record at the time of the giving of the notice required by this Section 2.11(a) and on the record date for the determination of stockholders entitled to vote at the annual meeting and (B) has timely complied in proper written form with the notice procedures set forth in this Section 2.11(a). In addition, for business to be properly brought before an annual meeting by a stockholder, such business must be a proper matter for stockholder action pursuant to these bylaws and applicable law. Except for proposals properly made in accordance with Rule 14a-8 under the Securities and Exchange Act of 1934, and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations), and included in the notice of meeting given by or at the direction of the board of directors, for the avoidance of doubt, clause (3) above shall be the exclusive means for a stockholder to bring business before an annual meeting of stockholders.

(i) To comply with clause (3) of Section 2.11(a) above, a stockholder’s notice must set forth all information required under this Section 2.11(a) and must be timely received by the secretary of the Corporation. To be timely, a stockholder’s notice must be received by the secretary at the principal executive offices of the Corporation not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which the Corporation first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s annual meeting, then, for notice by the stockholder to be timely, it must be so received by the secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which Public Announcement (as defined below) of the date of such annual meeting is first made. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described in this Section 2.11(a)(i). “Public Announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended, or any successor thereto (the “1934 Act”).

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(ii) To be in proper written form, a stockholder’s notice to the secretary must set forth as to each matter of business the stockholder intends to bring before the annual meeting: (A) a brief description of the business intended to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (B) the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business and any Stockholder Associated Person (as defined below), (C) the class and number of shares of the Corporation that are held of record or are beneficially owned by the stockholder or any Stockholder Associated Person and any derivative positions held or beneficially held by the stockholder or any Stockholder Associated Person, (D) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such stockholder or any Stockholder Associated Person with respect to any securities of the Corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such stockholder or any Stockholder Associated Person with respect to any securities of the Corporation, (E) any material interest of the stockholder or a Stockholder Associated Person in such business, and (F) a statement whether either such stockholder or any Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s voting shares required under applicable law to carry the proposal (such information provided and statements made as required by clauses (A) through (F), a “Business Solicitation Statement”). In addition, to be in proper written form, a stockholder’s notice to the secretary must be supplemented not later than ten days following the record date for notice of the meeting to disclose the information contained in clauses (C) and (D) above as of the record date for notice of the meeting. For purposes of this Section 2.11, a “Stockholder Associated Person” of any stockholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder and on whose behalf the proposal or nomination, as the case may be, is being made, or (iii) any person controlling, controlled by or under common control with such person referred to in the preceding clauses (i) and (ii).

(iii) Without exception, no business shall be conducted at any annual meeting except in accordance with the provisions set forth in this Section 2.11(a) and, if applicable, Section 2.12. In addition, business proposed to be brought by a stockholder may not be brought before the annual meeting if such stockholder or a Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Business Solicitation Statement applicable to such business or if the Business Solicitation Statement applicable to such business contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that business was not properly brought before the annual meeting and in accordance with the provisions of this Section 2.11(a), and, if the chairperson should so determine, he or she shall so declare at the annual meeting that any such business not properly brought before the annual meeting shall not be conducted.

(b) Other Requirements and Rights. In addition to the foregoing provisions of this Section 2.12, a stockholder must also comply with all applicable requirements of state law and of the 1934 Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.12. Nothing in this Section 2.12 shall be deemed to affect any rights of:

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(i) a stockholder to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the 1934 Act; or

(ii) the Corporation to omit a proposal from the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the 1934 Act.

2.12 Notice of Stockholder Nominees.

(a) Notwithstanding anything in these bylaws to the contrary, only persons who are nominated in accordance with the procedures set forth in this Section 2.12(a) shall be eligible for election or re-election as directors at an annual meeting of stockholders. Nominations of persons for election or re-election to the board of directors of the Corporation shall be made at an annual meeting of stockholders only (1) by or at the direction of the board of directors or (2) by a stockholder of the Corporation who (A) was a stockholder of record at the time of the giving of the notice required by this Section 2.12(a) and on the record date for the determination of stockholders entitled to vote at the annual meeting and (B) has complied with the notice procedures set forth in this Section 2.12(a). In addition to any other applicable requirements, for a nomination to be made by a stockholder, the stockholder must have given timely notice thereof in proper written form to the secretary of the Corporation.

(i) To comply with clause (2) of Section 2.12(a) above, a nomination to be made by a stockholder must set forth all information required under this Section 2.12(a) and must be received by the secretary of the Corporation at the principal executive offices of the Corporation at the time set forth in, and in accordance with, the final three sentences of Section 2.11(a)(i) above.

(ii) To be in proper written form, such stockholder’s notice to the secretary must set forth:

(A) as to each person (a “nominee”) whom the stockholder proposes to nominate for election or re-election as a director: (1) the name, age, business address and residence address of the nominee, (2) the principal occupation or employment of the nominee, (3) the class and number of shares of the Corporation that are held of record or are beneficially owned by the nominee and any derivative positions held or beneficially held by the nominee, (4) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the nominee with respect to any securities of the Corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of the nominee, (5) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, (6) a written statement executed by the nominee acknowledging that as a director of the Corporation, the nominee will owe a fiduciary duty under Delaware law with respect to the Corporation and its stockholders, and (7) any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election or re-election of the nominee as a director, or that is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation the nominee’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected or re-elected, as the case may be); and

(B) as to such stockholder giving notice, (1) the information required to be provided pursuant to clauses (B) through (E) of Section 2.11(a)(ii) above, and the supplement referenced in the second sentence of Section 2.11(s)(ii) above (except that the references to “business” in such clauses shall instead refer to nominations of directors for purposes of this paragraph), and (2) a statement whether either such stockholder or Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of a number of the Corporation’s voting shares reasonably believed by such stockholder or Stockholder Associated Person to be necessary to elect or re-elect such nominee(s) (such information provided and statements made as required by clauses (1) and (2) above, a “Nominee Solicitation Statement”).

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(iii) At the request of the board of directors, any person nominated by a stockholder for election or re-election as a director must furnish to the secretary of the Corporation (A) that information required to be set forth in the stockholder’s notice of nomination of such person as a director as of a date subsequent to the date on which the notice of such person’s nomination was given and (B) such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director or audit committee financial expert of the Corporation under applicable law, securities exchange rule or regulation, or any publicly-disclosed corporate governance guideline or committee charter of the Corporation and (C) such information that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee; in the absence of the furnishing of such information if requested, such stockholder’s nomination shall not be considered in proper form pursuant to this Section 2.12.

(iv) Without exception, no person shall be eligible for election or re-election as a director of the Corporation at an annual meeting of stockholders unless nominated in accordance with the provisions set forth in this Section 2.12. In addition, a nominee shall not be eligible for election or re-election if a stockholder or Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or if the Nominee Solicitation Statement applicable to such nominee contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that a nomination was not made in accordance with the provisions prescribed by these bylaws, and if the chairperson should so determine, he or she shall so declare at the annual meeting, and the defective nomination shall be disregarded.

(b) Other Requirements and Rights. In addition to the foregoing provisions of this Section 2.12, a stockholder must also comply with all applicable requirements of state law and of the 1934 Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.12. Nothing in this Section 2.12 shall be deemed to affect any rights of:

(i) a stockholder to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the 1934 Act; or

(ii) the Corporation to omit a proposal from the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the 1934 Act.

ARTICLE III

BOARD OF DIRECTORS

3.1 General Powers. The property, business and affairs of the Corporation shall be managed by or under the direction of the Board.

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3.2 Number and Term of Office. The authorized number of directors shall be no less than three (3) and no more than twelve (12). The exact number of authorized directors shall be set by resolution of the Board of Directors, within the limits specified above. The initial number of directors on the date hereof shall be four (4) directors. Directors need not be stockholders. Each director shall hold office until the next annual meeting and until a successor has been elected and qualified, or he resigns, or he is removed in a manner consistent with these Bylaws.

3.3 Election of Directors. The directors shall be elected annually by the stockholders of the Corporation and the persons receiving the greatest number of votes in accordance with the system of voting established by these Bylaws shall be the directors.

3.4 Resignation and Removal of Directors. Any director of the Corporation may resign at any time by giving written notice to the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time be not specified, it shall take effect immediately upon its receipt; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any or all of the directors may be removed with or without cause if such removal is approved by the affirmative vote of a majority of the outstanding shares entitled to vote at an election of directors. No reduction of the authorized number of directors shall have the effect of removing any director before his term of office expires.

3.6 Vacancies. Except as otherwise provided in the Certificate of Incorporation, any vacancy in the Board, whether because of death, resignation, disqualification, an increase in the number of directors or any other cause, may be filled by a majority of the remaining directors, though less than a quorum. Each director so chosen to fill a vacancy shall hold office until his successor shall have been elected and qualified or until he shall resign or shall have been removed in the manner hereinafter provided.

3.7 Place of Meeting, Etc. The Board may hold any of its meetings at such place or places within or without the State of Delaware as the Board may from time to time by resolution designate or as shall be designated by the person or persons calling the meeting or in the notice or a waiver of notice of any such meeting. Directors may participate in any regular or special meeting of the Board by means of conference telephone or similar communications equipment pursuant to which all persons participating in the meeting of the Board can hear each other, and such participation shall constitute presence in person at such meeting.

3.8 First Meeting. The Board shall meet as soon as practicable after each annual election of directors and notice of such first meeting shall not be required.

3.9 Regular Meetings. Regular meetings of the Board may be held at such times as the Board shall from time to time by resolution determine. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting shall be held at the same hour and place on the next succeeding business day not a legal holiday. Except as may be required by law or specified herein, notice of regular meetings need not be given.

3.10 Special Meetings. Special meetings of the Board shall be held whenever called by the Chairman of the Board, the President or any two or more directors. Except as otherwise provided by law or by these Bylaws, notice of the time and place of each such special meeting shall be mailed to each director, addressed to him at his residence or usual place of business, at least four (4) days before the day on which the meeting is to be held, or shall be sent to him at such place by telegraph, cable or electronic mail or be delivered personally not less than twenty-four (24) hours before the time at which the meeting is to be held. Except where otherwise required by law or by these Bylaws, notice of the purpose of a special meeting need not be given. Notice of any meeting of the Board shall not be required to be given to any director who is present at such meeting, except a director who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

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3.11 Quorum and Manner of Acting. Except as otherwise provided in these Bylaws, in the Certificate of Incorporation or by law, the presence of a majority of the authorized number of directors shall be required to constitute a quorum for the transaction of business, at any meeting of the Board, and all matters shall be decided at any such meeting, a quorum being present, by the affirmative votes of a majority of the directors present. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, provided any action taken is approved by at least a majority of the required quorum for such meeting. In the absence of a quorum, a majority of directors present at any meeting may adjourn the same from time to time until a quorum shall be present. Notice of an adjourned meeting need not be given. The directors shall act only as a Board, and the individual directors shall have no power as such.

3.12 Action by Consent. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if a written consent thereto is signed by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or committee.

3.13 Compensation. The directors shall receive only such compensation for their services as directors as may be allowed by resolution of the Board. The Board may also provide that the Corporation shall reimburse each such director for any expense incurred by him on account of his attendance at any meetings of the Board or Committees of the Board. Neither the payment of such compensation nor the reimbursement of such expenses shall be construed to preclude any director from serving the Corporation or its subsidiaries in any other capacity and receiving compensation therefor.

3.14 Committees of Directors.

(a) The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Any such committee, to the extent provided in the resolution of the Board and except as otherwise limited by law, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; provided, however, that no such committee shall have the power or authority to act on behalf of the Board with regard to the following:

(i) the approval of any action which, under the Delaware General Corporation Law, also requires stockholders’ approval or approval of the outstanding shares;

(ii) the filling of vacancies on the Board of Directors or on any committees;

(iii) the fixing of compensation of the directors for serving on the Board or on any committee;

(iv) the amendment or repeal of Bylaws or the adoption of new Bylaws;

(v) the amendment or repeal of any resolution of the Board of Directors which by its express terms is not so amendable or repealable;

(vi) a distribution to the stockholders of the Corporation, except at a rate or in a periodic amount or within a price range determined by the Board of Directors; or

(vii) the appointment of any other committees of the Board of Directors or the members thereof.

(b) Meetings and action of committees shall be governed by, and held and taken in accordance with, the provisions of these Bylaws dealing with the place of meetings, regular meetings, special meetings and notice, quorum, waiver of notice, adjournment, notice of adjournment and action without meeting, with such changes in the context of these Bylaws as are necessary to substitute the committee and its members for the Board of Directors and its members, except that the time or regular meetings of committees may be determined by resolutions of the Board of Directors. Notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board of Directors or a committee may adopt rules for the government of such committee not inconsistent with the provisions of these Bylaws.

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Any such committee shall keep written minutes of its meetings and report the same to the Board at the next regular meeting of the Board. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member.

3.15 Other Committees. The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more non-employee directors and one or more other disinterested persons, who need not be directors, for the purpose of providing advice to the Board regarding any matter, including but not limited to the compensation of officers and other key employees. For the purposes of this Section, a “disinterested person” means any person having no significant interest in the actions of the committee, as determined by the Board. Any such committee, to the extent provided in the resolution of the Board and except as otherwise limited by law, shall assist the Board in exercising its powers and authority in the management of the business and affairs of the Corporation, but shall not itself exercise such powers and authority. Any such committee shall keep written minutes of its meetings and report the same to the Board at the next regular meeting of the Board. In the absence or disqualification of a member of any such committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint any disinterested person to act at the meeting in the place of any such absent or disqualified member. The compensation and reimbursement of expenses of the members of any such committee shall be determined by resolution passed by a majority of the whole Board. Neither the payment of such compensation nor the reimbursement of such expenses shall be construed to preclude any such member from serving the Corporation or its subsidiaries in any other capacity and receiving compensation therefor.

3.16 Certain Transactions. In the absence of fraud, no contract or other transaction between the Corporation and any other corporation, and no act of the Corporation, shall in any way be affected or invalidated by the fact that any of the directors of the Corporation are financially or otherwise interested in, or are directors or officers of, such other corporations; and, in the absence of fraud, any director, individually, or any firm of which any director may be a member, may be a party to, or may be financially or otherwise interested in, any contract or transaction of the Corporation; provided, in any case, that the fact that he or such firm is so interested shall be disclosed or shall have been known to the Board of Directors or committee. Any director of the Corporation who is also a director or officer of any such other corporation or who is so interested may be counted in determining the existence of a quorum at any meeting of the Board of Directors of the Corporation that shall authorize any such contract, act or transaction, and may vote thereat to authorize any such contract, act or transaction, with full force and effect as if he were not such director or officer of such other corporation or not so interested.

ARTICLE IV

OFFICERS

4.1 Corporate Officers.

(a) The officers of the Corporation shall be a Chief Executive Officer (Chairman of the Board), a President, one or more Vice Presidents (the number thereof and their respective titles to be determined by the Board), a Secretary, Chief Operating Officer, Chief Financial Officer (Treasurer) and such other officers as may be appointed at the discretion of the Board in accordance with the provisions of Section 4.1(b).

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(b) In addition to the officers specified in Section 4.1(a), the Board may appoint such other officers as the Board may deem necessary or advisable, including one or more Assistant Secretaries and one or more Assistant Treasurers, each of whom shall hold office for such period, have such authority and perform such duties as the Board may from time to time determine. The Board may delegate to any officer of the Corporation or any committee of the Board the power to appoint, remove and prescribe the duties of any officer provided for in this Section 4.1(b).

(c) Any number of offices may be held by the same person.

4.2 Election, Term of Office and Qualifications. The officers of the Corporation, except such officers as may be appointed in accordance with Sections 4.1(b) or 4.5, shall be appointed annually by the Board at the first meeting thereof held after the election of the Board. Each officer shall hold office until such officer shall resign or shall be removed by the Board (either with or without cause) or otherwise disqualified to serve, or the officer’s successor shall be appointed and qualified.

4.3 Removal. Any officer of the Corporation may be removed, with or without cause, at any time at any regular or special meeting of the Board by a majority of the directors of the Board at the time in office or, except in the case of an officer appointed by the Board, by any officer of the Corporation or committee of the Board upon whom or which such power of removal may be conferred by the Board.

4.4 Resignations. Any officer may resign at any time by giving written notice of his resignation to the Board, the President or the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time is not specified, upon receipt thereof by the Board, President or Secretary, as the case may be; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

4.5 Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or other cause may be filled for the unexpired portion of the term thereof in the manner prescribed in these Bylaws for regular appointments or elections to such office.

4.6 Chief Executive Officer (Chairman of the Board). The Chief Executive Officer (Chairman of the Board) of the Corporation shall be the chief executive officer of the Corporation, unless otherwise determined by the Board, and shall have, subject to the control of the Board, general and active supervision and management over the business of the Corporation and over its several subordinate officers, assistants, agents and employees. The Chief Executive Officer shall preside at all meetings of the stockholders and at all meetings of the Board.

4.7 President. The President shall have, subject to the control of the Board and/or the Chief Executive Officer (Chairman of the Board), general and active supervision and management over the business of the Corporation and over its several subordinate officers, assistants, agents and employees. The President shall have such other powers and duties as may from time to time be assigned to him by the Chief Executive Officer (Chairman of the Board), the Board or as prescribed by the Bylaws. At the request of the Chief Executive Officer (Chairman of the Board), or in the case of the absence or inability to act of the Chief Executive Officer (Chairman of the Board) upon the request of the Board, the President shall perform the duties of the Chief Executive Officer (Chairman of the Board) and when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Chief Executive Officer (Chairman of the Board).

4.8 Vice Presidents. Each Vice President shall have such power and perform such duties as the Board may from time to time prescribe. At the request of the President, or in the case of the President’s absence or inability to act upon the request of the Board, a Vice President shall perform the duties of the President and when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President.

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4.9 Chief Operating Officer. The Chief Operating Officer shall have, subject to the control of the Chief Executive Officer, President, and the Board, general and active supervision and management over the operations of the Corporation, the subsidiaries, and over its several subordinate officers, assistants, agents and employees. The Chief Operating Officer shall have such other powers and duties as may from time to time be assigned to him by the Chief Executive Officer, President and the Board or as prescribed by the Bylaws.

4.10 Chief Financial Officer (Treasurer). The Chief Financial Officer (Treasurer) shall supervise, have custody of, and be responsible for all funds and securities of the Corporation. The Chief Financial Officer (Treasurer) shall deposit all such funds in the name of the Corporation in such banks, trust companies or other depositories as shall be selected by the Board or in accordance with authority delegated by the Board. The Chief Financial Officer (Treasurer) shall receive, and give receipts for, moneys due and payable to the Corporation from any source whatsoever. The Chief Financial Officer (Treasurer) shall exercise general supervision over expenditures and disbursements made by officers, agents and employees of the Corporation and the preparation of such records and reports in connection therewith as may be necessary or desirable. The Chief Financial Officer (Treasurer) shall, in general, perform all other duties incident to the office of Chief Financial Officer (Treasurer) and such other duties as from time to time may be assigned to the Chief Financial Officer (Treasurer) by the Board.

4.11 Secretary. The Secretary shall have the duty to record the proceedings of all meetings of the Board, of the stockholders, and of all committees of which a secretary shall not have been appointed in one or more books provided for that purpose. The Secretary shall see that all notices are duly given in accordance with these Bylaws and as required by law; shall be custodian of the seal of the Corporation and shall affix and attest the seal to all documents to be executed on behalf of the Corporation under its seal; and, in general, he shall perform all the duties incident to the office of Secretary and such other duties as may from time to time be assigned to him by the Board.

4.12 Compensation. The compensation of the officers of the Corporation shall be fixed from time to time by the Board. None of such officers shall be prevented from receiving such compensation by reason of the fact that he is also a director of the Corporation. Nothing contained herein shall preclude any officer from serving the Corporation, or any subsidiary corporation, in any other capacity and receiving proper compensation therefor.

ARTICLE V

CONTRACTS, CHECKS, DRAFTS,

BANK ACCOUNTS, ETC.

5.1 Execution of Contracts. The Board, except as in these Bylaws otherwise provided, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances; and unless so authorized by the Board or by these Bylaws, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or in any account.

5.2 Checks, Drafts, Etc. All checks, drafts or other orders for payment of money, notes or other evidence of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board. Each such person shall give such bond, if any, as the Board may require.

5.3 Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board may select, or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. For the purpose of deposit and for the purpose of collection for the account of the Corporation, the Chief Executive Officer, President, any Vice President or the Chief Financial Officer, (or any other officer or officers, assistant or assistants, agent or agents or attorney or attorneys of the Corporation who shall from time to time be determined by the Board), may endorse, assign and deliver checks, drafts and other orders for the payment of money which are payable to the order of the Corporation.

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5.4 General and Special Bank Accounts. The Board may from time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositories as the Board may select or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

ARTICLE VI

SHARES AND THEIR TRANSFER

6.1 Certificates for Stock.

(a) The shares of the Corporation shall be represented by certificates, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate, in such form as the Board shall prescribe, signed by, or in the name of, the Corporation by the Chief Executive Officer (Chairman of the Board), or the President or Vice President, and by the Chief Financial Officer (Treasurer) or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation representing the number of shares registered in certificate form. Any of or all of the signatures on the certificates may be a facsimile. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon, any such certificates, shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may nevertheless be issued by the Corporation with the same effect as though the person who signed such certificate, or whose facsimile signature shall have been placed thereupon, were such officer, transfer agent or registrar at the date of issue.

(b) A record shall be kept of the respective names of the persons, firms or corporations owning the stock represented by such certificates, the number and class of shares represented by such certificates, respectively, and the respective dates thereof, and in case of cancellation, the respective dates of cancellation. Every certificate surrendered to the Corporation for exchange or transfer shall be canceled, and no new certificate or certificates shall be issued in exchange for any existing certificate until such existing certificate shall have been so canceled, except in cases provided for in Section 6.4.

6.2 Transfers of Stock. Transfers of shares of stock of the Corporation shall be made only on the books of the Corporation by the registered holder thereof, or by such holder’s attorney thereunto authorized by power of attorney duly executed and filed with the Secretary, or with a transfer clerk or a transfer agent appointed as provided in Section 6.3, and upon surrender of the certificate or certificates for such shares properly endorsed and the payment of all taxes thereon. The person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation. Whenever any transfer of shares shall be made for collateral security, and not absolutely, such fact shall be so expressed in the entry of transfer if, when the certificate or certificates shall be presented to the Corporation for transfer, both the transferor and the transferee request the Corporation to do so.

6.3 Regulations. The Board may make such rules and regulations as it may deem expedient, not inconsistent with these Bylaws, concerning the issue, transfer and registration of certificates for shares of the stock of the Corporation. It may appoint, or authorize any officer or officers to appoint, one or more transfer clerks or one or more transfer agents and one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them.

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6.4 Lost, Stolen, Destroyed and Mutilated Certificates. In any case of loss, theft, destruction or mutilation of any certificate of stock, another may be issued in its place upon proof of such loss, theft, destruction or mutilation and upon the giving of a bond of indemnity to the Corporation in such form and in such sum as the Board may direct; provided, however, that a new certificate may be issued without requiring any bond when, in the judgment of the Board, it is proper to do so.

6.5 Payment for Shares. Certificates for shares may be issued prior to full payment under such restrictions and for such purposes as the Board may provide; provided, however, that on any certificate issued to represent any partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated.

ARTICLE VII

INDEMNIFICATION

7.1 Authorization For Indemnification. The Corporation may indemnify, in the manner and to the full extent permitted by law, any person (or the estate, heirs, executors, or administrators of any person) who was or is a party to, or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, that he had reasonable cause to believe that his conduct was unlawful.

7.2 Advance of Expenses. Costs and expenses (including attorneys’ fees) incurred by or on behalf of a director or officer in defending or investigating any action, suit, proceeding or investigation may be paid by the Corporation in advance of the final disposition of such matter, if such director or officer shall undertake in writing to repay any such advances in the event that it is ultimately determined that he is not entitled to indemnification. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board deems appropriate. Notwithstanding the foregoing, no advance shall be made by the Corporation if a determination is reasonably and promptly made by the Board by a majority vote of a quorum of disinterested directors, or (if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs) by independent legal counsel in a written opinion, or by the stockholders, that, based upon the facts known to the Board or counsel at the time such determination is made, (a) the director, officer, employee or agent acted in bad faith or deliberately breached his duty to the Corporation or its stockholders, and (b) as a result of such actions by the director, officer, employee or agent, it is more likely than not that it will ultimately be determined that such director, officer, employee or agent is not entitled to indemnification.

7.3 Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or as a member of any committee or similar body against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article or applicable law.

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7.4 Non-exclusivity. The right of indemnity and advancement of expenses provided herein shall not be deemed exclusive of any other rights to which any person seeking indemnification or advancement of expenses from the Corporation may be entitled under any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. Any agreement for indemnification of or advancement of expenses to any director, officer, employee or other person may provide rights of indemnification or advancement of expenses which are broader or otherwise different from those set forth herein.

ARTICLE VIII

MISCELLANEOUS

8.1 Seal. The Board shall provide a corporate seal, which shall be in the form of a circle and shall bear the name of the Corporation and words and figures showing that the Corporation was incorporated in the State of Delaware and the year of incorporation.

8.2 Waiver of Notices. Whenever notice is required to be given by these Bylaws or the Certificate of Incorporation or by law, the person entitled to said notice may waive such notice in writing, either before or after the time stated therein, and such waiver shall be deemed equivalent to notice. Attendance of a person at a meeting (whether in person or by proxy in the case of a meeting of stockholders) shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice.

8.3 Amendments. The original or other Bylaws of the Corporation may be adopted, amended or repealed by the incorporators, by the initial directors if they were named in the Certificate of Incorporation, or, before the Corporation has received any payment for any of its stock, by its Board. After the Corporation has received any payment for any of its stock, the power to adopt, amend or repeal Bylaws shall be in the Board; provided, however, that the fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal Bylaws.

8.4 Representation of Other Corporations. The Chief Executive Officer (Chairman of the Board), President, any Vice President or the Secretary of this Corporation is authorized to vote, represent and exercise on behalf of this Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this Corporation. The authority herein granted to said officers to vote or represent on behalf of this Corporation any and all shares held by this Corporation in any other corporation or corporations may be exercised either by such officers in person or by any person authorized to do so by proxy or power of attorney duly executed by said officers.

8.5 Stock Purchase Plans. The Corporation may adopt and carry out a stock purchase plan or agreement or stock option plan or agreement providing for the issue and sale for such consideration as may be fixed of its unissued shares, or of issued shares acquired or to be acquired, to one or more of the employees or directors of the Corporation or of a subsidiary or to a trustee on their behalf and for the payment for such shares in installments or at one time, and may provide for aiding any such persons in paying for such shares by compensation for services rendered, promissory notes, or otherwise.

Any stock purchase plan or agreement or stock option plan or agreement may include, among other features, the fixing of eligibility for participation therein, the class and price of shares to be issued or sold under the plan or agreement, the number of shares which may be subscribed for, the method of payment therefor, the reservation of title until full payment therefor, the effect of the termination of employment and option or obligation on the part of the Corporation to repurchase the shares, the time limits of and termination of the plan and any other matters, not in violation of applicable law, as may be included in the plan as approved or authorized by the Board or any committee of the Board.

8.6 Construction and Definitions. Unless the context requires otherwise, the general provisions, rules of construction and definitions in the Delaware General Corporation Law shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

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